   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 30, 1996


                                                        REGISTRATION NO. 2-63023
                                                                        811-2884
________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                                                          [x]
Pre-Effective Amendment No.                                                                                      [ ]
Post-Effective Amendment No. 20                                                                                  [x]
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940                                                  [x]
Amendment No. 20                                                                                                 [x]


                            ------------------------

                     SALOMON BROTHERS OPPORTUNITY FUND INC
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                            ------------------------

                 7 WORLD TRADE CENTER,
               NEW YORK, NEW YORK, 10048
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 725-6666

                            ------------------------


                            LAWRENCE H. KAPLAN, ESQ.
                     SALOMON BROTHERS ASSET MANAGEMENT INC
                              7 WORLD TRADE CENTER
                           NEW YORK, NEW YORK, 10048
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)


                            ------------------------


                                    COPY TO:
                              SARAH E. COGAN, ESQ.
                          SIMPSON THACHER & BARTLETT
                              425 LEXINGTON AVENUE
                           NEW YORK, NEW YORK, 10017


                            ------------------------

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after this Post-Effective Amendment becomes effective.


     It is proposed that this filing will become effective:
     [ ] immediately upon filing pursuant to paragraph (b)
     [x] on December 30, 1996 pursuant to paragraph (b)
     [ ] 60 days after filing pursuant to paragraph (a)(1)
     [ ] on (date) pursuant to paragraph (a)(1)
     [ ] 75 days after filing pursuant to paragraph (a)(2)
     [ ] on (date) pursuant to paragraph (a)(2) of rule 485.

                            ------------------------


     THE REGISTRANT HAS PREVIOUSLY FILED A DECLARATION OF INDEFINITE REGISTRATION OF ITS SHARES PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED. REGISTRANT'S RULE 24f-2 NOTICE FOR THE FISCAL YEAR ENDED AUGUST 31, 1996 WAS FILED ON OCTOBER 28, 1996.




________________________________________________________________________________

                     SALOMON BROTHERS OPPORTUNITY FUND INC
                      REGISTRATION STATEMENT ON FORM N-1A
                             CROSS REFERENCE SHEET
                            PURSUANT TO RULE 495(A)
                        UNDER THE SECURITIES ACT OF 1933

 PART A                                                                      PROSPECTUS CAPTION
--------                                               ---------------------------------------------------------------
Item 1.    Cover Page................................  Cover Page
Item 2.    Synopsis..................................  Summary, The Fund's Expenses
Item 3.    Condensed Financial Information...........  Financial Highlights; The Fund's Performance
Item 4.    General Description Registrant............  Summary; Investment Objectives; Investment Policies; Limiting
                                                         Investment Risks
Item 5.    Management of the Fund....................  Financial Highlights; Management; Purchase of Shares
Item 6.    Capital Stock and Other Securities........  Dividends, Distributions and Income Taxes; Account Services;
                                                         Capital Stock
Item 7.    Purchase of Securities Being Offered......  Determination of Net Asset Value; Purchase of Shares;
                                                         Shareholder Services
Item 8.    Redemption or Repurchase..................  Redemption of Shares; Determination of Net Asset Value
Item 9.    Pending Legal Proceedings.................  Not Applicable

 PART B                                                          STATEMENT OF ADDITIONAL INFORMATION CAPTION
--------                                               ---------------------------------------------------------------

Item 10.   Cover Page................................  Cover Page
Item 11.   Table of Contents.........................  Table of Contents
Item 12.   General Information and History...........  General Information
Item 13.   Investment Objectives and Policies........  Investment Policies; Limiting Investment Risks
Item 14.   Management of the Registrant..............  Management
Item 15.   Control Persons and Principal Holders of
             Securities..............................  Management; Capital Stock (Part A)
Item 16.   Investment Advisory and Other Services....  Shareholder Services; Custodian and Transfer Agent; Independent
                                                         Accountants
Item 17.   Brokerage Allocation and Other
             Practices...............................  Portfolio Transactions
Item 18.   Capital Stock and Other Securities........  Capital Stock (Part A)
Item 19.   Purchase, Redemption and Pricing of
             Securities Being Offered................  Purchase of Shares (Part A); Redemption of Shares (Part A);
                                                         Determination of Net Asset Value; Shareholder Services
Item 20.   Tax Status................................  Federal Income Taxes
Item 21.   Underwriters..............................  Management
Item 22.   Calculation of Performance Data...........  Performance Data
Item 23.   Financial Statements......................  Financial Statements

                               SALOMON   BROTHERS
                            OPPORTUNITY   FUND   INC


                                   PROSPECTUS
                               DECEMBER 30, 1996


--------------------------------------------------------------------------------
                                           SALOMON BROTHERS ASSET MANAGEMENT INC
--------------------------------------------------------------------------------

                     SALOMON BROTHERS OPPORTUNITY FUND INC
                             A No-Load Mutual Fund
                 7 World Trade Center, New York, New York 10048
                        (800) 725-6666 or (212) 783-1301


Salomon Brothers Opportunity Fund Inc (the 'Fund') is an open-end, no-load, non-diversified investment company. The Fund seeks to achieve above average long-term capital appreciation through investments principally in common stocks, or securities convertible into or exchangeable for common stocks, which are believed to be undervalued. Current income is a secondary objective. The Fund may employ the speculative investment techniques of leveraging and investing in restricted securities and other securities of limited marketability. There can be no assurance that the Fund will achieve its investment objectives.



This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund and should be read and retained for future reference. A Statement of Additional Information dated December 30, 1996, containing additional information about the Fund (the 'Statement of Additional Information'), has been filed with the Securities and Exchange Commission (the 'SEC') and is incorporated herein by reference. It is available without charge and can be obtained by writing the Fund at the address, or by calling the toll-free telephone number, listed above.


                               TABLE OF CONTENTS


Summary                                               2
The Fund's Expenses                                   3
Financial Highlights                                  4
The Fund's Performance                                4
Investment Objectives                                 6
Investment Policies                                   6
Limiting Investment Risks                             9
Management                                           10
Determination of Net Asset Value                     11
Purchase of Shares                                   11
Redemption of Shares                                 13
Dividends, Distributions and Income
  Taxes                                              15
Shareholder Services                                 17
Exchange Privilege                                   17
Account Services                                     18
Capital Stock                                        18



          SALOMON BROTHERS ASSET MANAGEMENT INC -- INVESTMENT MANAGER
                      SALOMON BROTHERS INC -- DISTRIBUTOR
                               DECEMBER 30, 1996


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY

THE FUND

Salomon Brothers Opportunity Fund Inc, formerly Lehman Opportunity Fund, Inc. (the 'Fund'), an open-end, no-load, non-diversified investment company, was incorporated in Maryland on October 13, 1978.

INVESTMENT OBJECTIVES


The Fund's primary objective is to achieve above average long-term capital appreciation. Current income is a secondary objective. There can be no assurance that the Fund will achieve its investment objectives.


INVESTMENT MANAGER


Salomon Brothers Asset Management Inc ('SBAM') is the Fund's investment manager. SBAM also serves as investment adviser to other investment companies and numerous individuals and institutions. The Fund pays SBAM an annual management fee of 1% of the Fund's average daily net assets.


PURCHASE OF SHARES


Shares may be purchased at net asset value without a sales charge: (i) through First Data Investor Services Group, Inc., a subsidiary of First Data Corporation ('FDISG'), the Fund's transfer agent; (ii) from a selected dealer. The minimum initial investment is $1,000 and subsequent investments require a minimum of $100. However, for Individual Retirement Accounts and Self-Employed Retirement Plans (formerly, Keogh Plans), the minimum initial investment is $250. In addition, an account can be established with a minimum of $50 if such account will be receiving periodic regular investments through the Automatic Investment Plan. See 'Purchase of Shares' and 'Shareholder Services.'


SALE OF SHARES


The Fund redeems shares at net asset value. The Fund does not charge a redemption fee. See 'Redemption of Shares.'


DIVIDENDS

The Fund intends to distribute annually substantially all of its net investment income and capital gains, which will be reinvested in additional shares of the Fund unless a shareholder requests otherwise. See 'Dividends, Distributions and Income Taxes.'


RISK FACTORS



Prospective investors should consider certain risks associated with an investment in the Fund. The Fund may employ the speculative investment techniques of leveraging and investing in restricted securities and other securities of limited marketability. Such techniques may subject the Fund to certain risks. Among other factors to be considered by an investor are the
Fund's classification as a non-diversified investment company under the Investment Company Act of 1940, as amended (the '1940 Act') and the Fund's ability to invest in foreign securities. See 'Investment Policies.' The Fund should not be viewed as a complete investment program.

THE FUND'S EXPENSES


The following expense table is provided to assist investors in understanding the various costs and expenses that an investor will incur either directly or indirectly as a shareholder of the Fund, based upon the Fund's actual operating expenses for its most recent fiscal year, calculated as a percentage of average daily net assets. These are the only fund related expenses that an investor bears, provided that under certain circumstances, certain broker/dealers may impose additional transaction fees on the purchase and/or sale of Fund shares. See 'Purchase of Shares.'



Annual Fund Operating Expenses
(as a % of average daily net assets)
Management fees                                                            1.00%
Other expenses                                                              .18%
                                                                           ----
Total Fund Operating Expenses                                              1.18%



'Management fees' in the above table represents investment advisory fees paid by the Fund to SBAM. Pursuant to a Sub-Administration Agreement, SBAM remits a portion of its management fee (equal to .08% of the Fund's average daily net assets) to Investors Bank & Trust Company ('Investors Bank') for certain administrative services which Investors Bank provides to the Fund. See 'Management.'


'Other expenses' in the above table includes fees for shareholder services, custodial fees, legal and accounting fees, printing costs and registration fees.


The following table illustrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Fund. These amounts are based upon payment by the Fund of operating expenses at the levels set forth in the preceding example and are also based upon the following assumptions:



EXAMPLE: A shareholder would pay the following expenses on a $1,000 investment, assuming: (1) 5% annual return; and (2) redemption at the end of each time period:



   After  1 year                                             $ 12
   After  3 year                                             $ 37
   After  5 year                                             $ 65
   After 10 years                                            $143


THIS EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, while this example assumes a 5% annual return, the Fund's performance will vary and may result in a return greater or less than 5%.

FINANCIAL HIGHLIGHTS



The following condensed financial information on selected per share data and ratios for each of the ten years in the period ended August 31, 1996, has been audited by Price Waterhouse LLP, independent accountants, whose reports thereon were unqualified. This information should be read in conjunction with the financial statements and notes thereto which appear in the Statement of Additional Information.



                                                                     YEAR ENDED AUGUST 31
                             ----------------------------------------------------------------------------------------------------
                              1996      1995      1994      1993      1992      1991      1990`D'        1989     1988      1987
                             ------    ------    ------    ------    ------    ------   ------------    ------   ------    ------
Per Share Operating
Performance:
Net asset value, beginning
of year...................   $35.75    $31.47    $31.91    $27.64    $25.16    $21.06      $28.37       $23.39   $29.53    $27.87
                             ------    ------    ------    ------    ------    ------   ------------    ------   ------    ------
Net investment income.....     0.60      0.45      0.42      0.57      0.36      0.54        0.60        0.81*     0.56      0.54
Net gains (or losses) on
securities (both realized
and unrealized)...........     3.38      5.68      1.48      4.85      2.79     4.205       (6.20)        6.29    (3.00)     4.49
                             ------    ------    ------    ------    ------    ------   ------------    ------   ------    ------
Total from investment
operations................     3.98      6.13      1.90      5.42      3.15     4.745       (5.60)        7.10    (2.44)     5.03
                             ------    ------    ------    ------    ------    ------   ------------    ------   ------    ------
Less dividends and
distributions: Dividends
from net investment
income....................    (0.48)    (0.37)    (0.64)    (0.345)   (0.50)    (0.63)      (0.82)       (0.54)   (0.755)   (0.585)

Distributions from net
realized gain on
investments...............    (1.36)    (1.48)    (1.70)    (0.805)   (0.17)    (0.015)     (0.89)       (1.58)   (2.945)   (2.785)
                             ------    ------    ------    ------    ------    ------   ------------    ------   ------    ------
Total dividends and
distributions.............    (1.84)    (1.85)    (2.34)    (1.15)    (0.67)    (0.645)     (1.71)       (2.12)   (3.70)    (3.37)
                             ------    ------    ------    ------    ------    ------   ------------    ------   ------    ------
Net asset value, end of
year......................   $37.89    $35.75    $31.47    $31.91    $27.64    $25.16      $21.06       $28.37   $23.39    $29.53
                             ------    ------    ------    ------    ------    ------   ------------    ------   ------    ------
                             ------    ------    ------    ------    ------    ------   ------------    ------   ------    ------
Total investment return
based on net asset value
per share.................   +11.4%    +21.1%     +6.4%    +20.2%    +12.9%    +23.2%     - 20.6%       +32.9%   - 6.1%    +21.2%

Ratios/Supplemental Data:
Net assets, end of year
(thousands)...............   $141,984  $131,237  $118,755  $116,607  $101,679  $102,916 $90,049         $119,250 $92,608   $113,579

Ratio of expenses to
average net assets........     1.18%     1.18%     1.22%     1.23%     1.25%     1.30%       1.26%        1.19%    1.20%     1.16%

Ratio of net investment
income to average net
assets................... .    1.59%     1.39%     1.29%     1.86%     1.28%     2.31%       2.38%        3.20%    2.29%     1.92%

Portfolio turnover rate...     5%        8%       13%       10%       11%       11%         13%          15%      29%       25%

Average broker commission
rate......................   $0.0591    N/A       N/A       N/A       N/A       N/A         N/A          N/A      N/A       N/A


------------
* Includes $.27 per share of special dividends received in connection with corporate actions on certain portfolio companies.
`D' Since  May  1, 1990, the  Fund has been managed  by SBAM. Prior thereto, the
    Lehman Management Company division of Shearson Lehman Brothers Inc. served as the Fund's investment manager.


THE FUND'S PERFORMANCE
TOTAL RETURN

From time to time, the Fund may advertise its 'average annual total return' over various periods of time. Such total return figures show the average annual percentage change in value of an investment in the Fund from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for the most current one, five and ten-year periods and may be given for other periods as well, such as on a year-by-year basis. When considering average total return figures for periods longer than one year, it is important to note that the Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period. Aggregate total return figures may also be used for various periods, representing the cumulative change in value of an investment in the Fund for the specified period (again reflecting changes in Fund share prices and assuming reinvestment of dividends and distributions). Aggregate total returns may be shown by means of schedules, charts, or graphs, and may indicate subtotals of the various components of total return (i.e., change in value of initial investment, income dividends, and capital gains distributions).


The Fund's average annual total return was as follows for the fiscal periods ending August 31:

    1 year                                              +  11.37%
    5 years                                             +  14.25%
   10 years                                             +  11.15%


Furthermore, in reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services which monitor the performance of mutual funds, financial indices such as the Standard & Poor's 500 Index or other industry or financial publications, including, but not limited to, Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investors Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. It is important to note that the total return figures set forth above and in the table below are based on historical earnings and are not intended to indicate future performance. The Statement of Additional Information further describes the method used to determine the Fund's performance. The Fund's Annual Report for the fiscal year ended August 31, 1996, containing performance information is available without charge and can be obtained by writing the Fund at the address, or by calling the Fund at the toll-free telephone number, printed on the front cover.



Investment results for each of the Fund's fiscal years since inception and its cumulative investment results are shown in the table below.

                                                          ANNUAL                                    CUMULATIVE
                                             ---------------------------------           ---------------------------------
                                                     SALOMON BROTHERS                            SALOMON BROTHERS
                                                   OPPORTUNITY FUND INC                        OPPORTUNITY FUND INC
                                             ---------------------------------           ---------------------------------
                                             CAPITAL GAINS          TOTAL                CAPITAL GAINS          TOTAL
       YEAR ENDED AUGUST 31                   REINVESTED          RETURN`D'               REINVESTED          RETURN`D'
-----------------------------------          -------------      --------------           -------------      --------------

     1979*.........................              +12.0%              +12.0%                  + 12.0%                + 12.0%
     1980..........................              +20.8               +23.9                   + 35.3                 + 38.8
     1981..........................              + 4.4               + 7.4                   + 41.2                 + 49.1
     1982..........................             -  5.3              -  2.0                   + 33.7                 + 46.1
     1983..........................              +61.0               +66.4                   +115.3                 +143.1
     1984..........................              +10.2               +12.5                   +137.3                 +173.5
     1985..........................              +25.2               +27.8                   +197.2                 +249.4
     1986..........................              +24.5               +26.9                   +270.0                 +343.4
     1987..........................              +18.6               +21.2                   +338.9                 +437.8
     1988..........................             -  9.1              -  6.1                   +299.0                 +404.5
     1989..........................              +29.9               +32.9                   +418.3                 +570.5
     1990..........................             - 23.1              - 20.6                   +298.6                 +432.4
     1991..........................              +19.6               +23.2                   +376.7                 +555.9
     1992..........................              +10.6               +12.9                   +427.2                 +640.5
     1993..........................              +18.7               +20.2                   +525.8                 +790.1
     1994..........................              + 4.3               + 6.4                   +552.7                 +847.1
     1995..........................              +19.6               +21.1                   +680.6                +1046.9
     1996..........................              +10.0               +11.4                   +758.3                +1176.6


*  From commencement of Fund's operations on February 28, 1979.
`D'  Income dividends and capital gain distributions reinvested.


The above performance results do not take into account income taxes payable by shareholders on income dividends and capital gain distributions. During the above periods, stock prices fluctuated and the investment results should not be considered as a representation of future results based upon an investment made in the Fund today.


INVESTMENT OBJECTIVES


The primary investment objective of the Fund is to achieve above average long-term capital appreciation. The Fund invests principally in common stocks, or securities convertible into or exchangeable for common stocks, believed by the investment manager to be undervalued. Current income is a secondary objective. There can be no assurance that the Fund will achieve its investment objectives.



INVESTMENT POLICIES


In seeking long-term capital appreciation, the Fund may invest in securities of companies whose share prices are believed to reflect inadequately the underlying value of the assets or potential earning power of the company. Although the Fund may receive current income from dividends, interest and other sources, income is a secondary consideration to seeking capital appreciation. The Fund seeks to obtain results above those of relevant published indicators. In analyzing potential and existing investments, SBAM considers, among other factors:

1. The effect of changes in management, policies, corporate control or capitalization on the company's earnings or on the market price of its shares;

2. The effect on earnings, or on the market's evaluation of the company's future, of changes in technology, marketing or production, the development of new products or services or in the demand for existing products or services;

3. The effect of recent and anticipated capital expenditures; and

4.  The  effect  of  social,   economic,  political,  legal  and   international
developments.


In pursuit of its objectives, the Fund may invest in securities of seasoned issuers or in securities of newly established companies. Portfolio securities may have extended public markets or may have limited marketability and be subject, therefore, to wide fluctuations in market value.



The Fund's portfolio manager currently pursues a strategy of retaining unrealized long-term capital gains. The portfolio manager believes that it is preferable not to dispose of securities that have sizeable gains in order to invest the proceeds in securities that may have more uncertain long-term potential. As a result of this strategy, the Fund currently has a substantial amount of net unrealized appreciation. At August 31, 1996, the amount of such net unrealized appreciation was $75,441,226, representing approximately 53% of the Fund's net assets. There can be no assurance that the Fund will continue to retain this level of net unrealized appreciation, and in the event the Fund disposes of securities in its portfolio and recognizes sizeable gains, the Fund will in all likelihood distribute such gains to shareholders who will be taxed on such amounts. See 'Dividends, Distributions and Income Taxes.'



The Fund intends to invest primarily in common stocks, or securities convertible into or exchangeable for common stocks, such as convertible preferred stocks or convertible debentures. When management deems it appropriate, for temporary defensive purposes due to economic or market conditions, the Fund may also invest without limitation in fixed-income securities or hold assets in cash or cash equivalents, such as U.S. Government obligations, investment grade debt securities and other money market instruments. Investment grade debt securities are debt securities rated BBB or better by Standard & Poor's Corporation ('S&P') or Baa or better by Moody's Investors Service, Inc. ('Moody's'), or if unrated, securities deemed by SBAM to be of comparable quality. Debt securities rated BBB by S&P are regarded by S&P as having an adequate capacity to pay interest and repay principal, while debt securities rated Baa by Moody's are regarded by Moody's as medium grade obligations and as having speculative characteristics. Investments in such fixed-income securities may also be made for the purpose of capital appreciation, as in the case of purchases of bonds traded at a substantial discount.



The Fund may invest up to 5% of its net assets in debt securities rated below investment grade by S&P and Moody's, with no minimum rating required, or comparable unrated securities. For additional information on these 'high-yield' debt securities, which involve a high degree of risk, see 'Investment Policies' in the Statement of Additional Information.



The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. To the extent that the Fund's portfolio may include securities of limited marketability, the price obtainable for such securities could be affected adversely if the Fund were forced to sell under inexpedient circumstances, e.g., to satisfy sizable redemptions. Furthermore, where the Fund has a substantial position in securities with limited trading markets, the activities of the Fund itself, as well as those of other investors, could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings at then current market prices. 'Limited marketability' may exist if the Fund has a substantial position in securities that trade in a limited market, or if the securities are

'restricted,' and are therefore not readily marketable without registration under the Securities Act of 1933, as amended (the '1933 Act'). See 'Limiting Investment Risks' below. Investments in securities which are 'restricted' may involve added expenses to the Fund should the Fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Fund with respect to redemptions. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. The Fund will not invest more than 10% of the value of its total assets in illiquid securities, such as 'restricted securities' and securities that are not readily marketable.



The Fund is classified under the 1940 Act as a non-diversified investment company, which means that the Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the obligations of any single issuer, subject to the diversification requirements of subchapter M of the Internal Revenue Code of 1986, as amended (the 'Code'). To the extent the Fund invests a relatively high percentage of its assets in the securities of a smaller number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified fund and may be subject to greater risk of loss with regard to its portfolio securities.



The Fund may invest in foreign securities or American Depositary Receipts which are publicly traded in the United States and may invest up to 5% of its net assets in foreign securities not publicly traded in the United States. Investors should recognize that investing in the securities of foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Investment in securities of foreign issuers may involve risks arising from non-U.S. accounting, auditing and financial reporting standards, from restrictions on foreign investment and repatriation of capital, from differences between U.S. and foreign securities markets, including less volume, price volatility in and illiquidity of certain foreign securities markets, different trading and settlement practices and less government supervision and regulation, from economic, social and political conditions, and, as with domestic multinational corporations, from fluctuating exchange rates. Additionally, certain amounts of the Fund's income may be subject to withholding taxes in the foreign countries in which it invests.



Borrowing



The Fund may borrow money from banks for either investment or temporary purposes. Borrowing money for investment purposes is a practice known as 'leveraging.' Borrowings (excluding temporary borrowings) may be secured by up to 33 1/3% of the value of the Fund's total assets. Temporary borrowings in an additional amount of up to 5% of the Fund's total assets may be made, for example, to meet redemption requests at a time when disposition of portfolio securities is deemed undesirable. Notwithstanding the foregoing, the Fund may not purchase securities on margin, except for short-term credits necessary for the clearance of transactions. In addition, the Fund may not make short sales of its securities, except for 'short sales against the box.' See 'Limiting Investment Risks.'


Borrowing can increase the opportunity for capital appreciation when security prices rise and increase the risk of loss when prices decline. Interest costs of borrowing are an expense that otherwise would not be incurred and this could reduce the net investment income of the Fund. While borrowing creates an opportunity for increased return, it creates special risks. For example, borrowing may exaggerate changes in the net asset value of the Fund's shares and in the return on the Fund's portfolio. Although the principal of any borrowing will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. The Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the investment manager's strategy and the ability of the Fund to comply with certain provisions of the Code in order to provide 'passthrough' tax treatment to shareholders. Furthermore, if a Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund's shares by increasing the Fund's interest expense.



The foregoing investment policies (other than the policies of the Fund with respect to the borrowing of money and investing in restricted securities) are not fundamental policies and may be changed by vote of the Fund's Board of Directors without the approval of shareholders.


Lending of Portfolio Securities

From time to time, the Fund may lend portfolio securities to selected member firms of the New York Stock Exchange ('NYSE'). Such loans will not exceed 10% of the Fund's total assets, taken at value. Loans of portfolio securities by the Fund will be collateralized by cash which will be maintained at all times in an amount equal to at least 100% of the market value of the securities lent. The risk of lending portfolio securities, as with other extensions of credit, consists of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

LIMITING INVESTMENT RISKS

The Fund may not:

(1) Invest: (i) more than 25% of the value of its total assets in the securities of any single issuer (other than the United States Government or its agencies or instrumentalities) or in the securities of issuers in any one industry; or (ii) as to 50% of the value of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than the United States Government or its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any one issuer;


(2) Borrow money or pledge its assets, except as described under 'Investment Policies -- Borrowing' above;



(3) Purchase securities on margin (except for such short-term credits as are necessary for the clearance of transactions) or make short sales of securities (except for sales 'against the box,' i.e., when a security identical to the one owned by the Fund or which the Fund has the right to acquire without payment of additional consideration, is borrowed and sold short in order to defer a gain or loss for federal income tax purposes);



(4) Underwrite securities, except in instances where the Fund has acquired portfolio securities which it may not be free to sell publicly without registration under the 1933 Act ('restricted securities'); in such registrations, the Fund may technically be deemed an 'underwriter' for purposes of that Act. It is the Fund's present intention not to acquire restricted securities unless the Fund also receives contractual registration rights. In any event, no more than 10% of the value of the Fund's total assets may be invested in illiquid securities;



(5) Make loans of cash or other assets provided that: (i) this restriction shall not prevent the Fund from buying a portion of an issue of bonds, debentures or other obligations which are publicly distributed, or from investing up to an aggregate of 10% (including investments in other types of restricted securities) of the value of its total assets in portions of issues of bonds, debentures or other obligations of a type privately placed with financial institutions; and
(ii) this restriction shall not prohibit the Board of Directors of the Fund from authorizing the lending of portfolio securities to selected members of the NYSE on a demand basis and fully collateralized by cash so long as such loans do not exceed 10% of the Fund's total assets;


(6) Purchase more than 3% of the stock of another investment company, or purchase stock of other investment companies equal to more than 5% of the Fund's net assets in the case of any one other investment company and 10% of such net assets in the case of all other investment companies in the aggregate. Any such purchase will be made only in the open market where no profit to a sponsor or dealer results from the purchase, except for the customary broker's commission. This restriction shall not apply to investment company securities received or acquired by the Fund pursuant to a merger or plan of reorganization. (The return on such investments will be reduced by the operating expenses, including management fees, of such investment company, and will be further reduced by the Fund's expenses; that is, there will be a layering of certain fees and expenses); or



(7) Invest more than 10% of the value of the Fund's total assets in securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years.



The foregoing investment restrictions and those described in the Statement of Additional Information are fundamental policies of the Fund which may be changed only when permitted by law and approved by the holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act.


MANAGEMENT


Since May 1, 1990, the Fund has retained SBAM, a wholly-owned subsidiary of Salomon Brothers Holding Company Inc, which is in turn wholly-owned by Salomon Inc ('SI'), as its investment manager under an investment management contract. SBAM was incorporated in 1987 and together with affiliates in London, Frankfurt and Hong Kong, provides a broad range of fixed-income and equity investment advisory services to various individuals and institutional clients located throughout the world, and serves as investment adviser to various investment companies. In providing such investment advisory services, SBAM has access to SI's more than 250 economists, mortgage, bond, sovereign and equity analysts. As of October 31, 1996, SBAM and its worldwide investment advisory affiliates managed approximately $17.8 billion. SBAM's business offices are located at 7 World Trade Center, New York, New York 10048.


Irving Brilliant is primarily responsible for day-to-day management of the Fund's portfolio. Mr. Brilliant has been the Fund's President and portfolio manager since 1979. Since 1990, he has been a Director of Salomon Brothers and an employee of SBAM, and prior to 1990 he was a Senior Vice President of the Lehman Management Co. Division of Shearson Lehman Brothers Inc.


Subject to policy established by the Board of Directors of the Fund, which has overall responsibility for the business affairs of the Fund, SBAM manages the operations of the Fund pursuant to a management contract (the 'Management
Contract') with the Fund. SBAM also furnishes office space and certain facilities required for the performance by SBAM of certain additional services provided to the Fund pursuant to the Management Contract, including compliance with rules and regulations promulgated by the SEC, supervision of Fund operations and certain administrative and clerical services, and pays the compensation of the officers, employees and directors of the Fund who are affiliated with SBAM. The management fee paid to SBAM for the fiscal year ended August 31, 1996 represented 1% of the Fund's average daily net assets during that year. This fee is higher than the management fees paid by most other investment companies. Except for the expenses paid by SBAM that are described herein, the Fund bears all costs of its operations.



Pursuant to a Sub-Administration Agreement between SBAM and Investors Bank, Investors Bank performs certain administrative services in connection with the operation of the Fund. The services provided by Investors Bank under the applicable administration agreements include certain accounting, clerical and bookkeeping services, Blue Sky compliance, corporate secretarial services and assistance in the preparation and filing of tax returns and reports to shareholders and the SEC. As compensation for its services and at no additional cost to the Fund, SBAM pays Investors Bank a fee each month at an annual rate of
 .08% of the average daily value of the Fund's net assets.



Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available, SBAM may consider sales of shares of the Fund as a factor in the selection of brokers to execute portfolio transactions for the Fund. The Fund may use Salomon Brothers, an indirect wholly-owned subsidiary of SI, to execute portfolio transactions when SBAM believes that the broker's charge for the transaction does not exceed the usual and customary levels charged by other brokers in connection with comparable transactions involving similar securities. See 'Portfolio Transactions' in the Statement of Additional Information.



Expenses



The Fund's expenses include taxes, interest, fees and salaries of the directors and officers who are not directors, officers or employees of the Fund's service contractors, SEC registration fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian, transfer agent and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. The Fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.


DETERMINATION OF NET ASSET VALUE

The Fund's net asset value per share for the purpose of pricing purchase and redemption orders is determined at the close of regular business of the NYSE on each day the Fund is open for business. The Fund is open for business on each day the NYSE is open for trading, i.e., Monday through Friday with the exception of New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively. The net asset value per share is computed by dividing the value of the net assets of the Fund (i.e., the value of the assets less the liabilities) by the total number of Fund shares outstanding. In calculating net asset value, all portfolio securities will be valued at market value when there is a reliable market quotation available for the securities and otherwise as the Board of Directors of the Fund in good faith deems appropriate.

PURCHASE OF SHARES


Shares of the Fund may be purchased through First Data Investor Services Group, Inc. ('FDISG') (formerly, The Shareholder Services

Group, Inc.), through Salomon Brothers, the Fund's distributor, or from selected dealers. Purchases of shares made through a selected dealer should be made in accordance with the procedures prescribed by such selected dealer. The Fund reserves the right to reject any purchase order in whole or in part.



Shares may be purchased initially by completing a Purchase Application and mailing it, together with your check payable to Salomon Brothers Funds, to: Salomon Brothers Opportunity Fund Inc, c/o First Data Investor Services Group, Inc., P.O. Box 5127, Westborough, Massachusetts 01581-5127. In addition, an account can be established with a minimum of $50 if the account will be receiving periodic, regular investments through programs such as the Automatic Investment Plan. See 'Shareholder Services.'



The minimum initial investment in Fund shares is $1,000 and subsequent investments may be made in amounts of $100 or more. However, for IRAs and Self-Employed Retirement Plans (formerly, Keogh Plans), the minimum initial investment is $250. Subsequent investments may be made at any time through a selected dealer or by mailing a check to FDISG at the address set forth above, along with the detachable stub from the Statement of Account (or a letter providing the account number). Shareholders should be sure to write the Fund's account number on the check. Initial purchases of Fund shares may not be made by third party check. If an investor's purchase check is not collected, the purchase will be cancelled and FDISG will charge a fee of $10 to the shareholder's account. FDISG does not intend to resubmit such checks for collection.



Subsequent investments may also be made by wiring federal funds to FDISG. Prior notification by telephone is not required. The investor should instruct the wiring bank to transmit the specified amount in federal funds to:



Boston Safe Deposit and Trust Company
Boston, Massachusetts
ABA No. 011-001-234
Account #142743
Attn: Salomon Brothers Opportunity Fund
Name of Account:
Account # (As assigned):



Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.



To ensure prompt credit to their accounts, investors or their dealers should call (800) 446-1013 with a reference number for the wire. If wires are received after 4:00 p.m. New York time, or during a bank holiday, purchases will be confirmed at the price determined on the next business day.



Orders for the purchase of Fund shares received by selected dealers by the close of regular trading on the NYSE on any day that the Fund calculates its net asset value and either transmitted to Salomon Brothers by the close of its business day (normally 5:00 p.m., New York time) or transmitted by dealers to FDISG, through the facilities of the National Securities Clearing Corporation ('NSCC') by 7:00 p.m., New York time, on that day will be priced according to the net asset value determined on that day. Otherwise, the orders will be priced as of the time the net asset value is next determined. It is the dealers' responsibility to ensure that orders are transmitted so as to be received by Salomon Brothers or FDISG through the facilities of NSCC prior to the close of its business day. Any loss resulting from a dealer's failure to submit an order within the prescribed time frame will be borne by that dealer.



Funds transmitted by a wire system other than the Federal Reserve Wire System generally take one business day to be converted into federal funds. In those cases in which an investor pays for shares by a check drawn on a member bank of the Federal Reserve System, federal funds generally will become available on the business day after the check is deposited. Checks drawn on banks which are not members of the Federal Reserve System or foreign banks may take substantially longer to be converted into federal funds.



Although most shareholders elect not to receive stock certificates, certificates for full shares can be obtained on specific written request at no cost to the shareholder. No certificates are issued for fractional shares.



Investors who purchase and redeem Fund shares through broker-dealers, banks and other institutions may be subject to fees imposed by those entities with respect to the services they provide. Orders placed by an investor directly with FDISG or Salomon Brothers will not be subject to such fees.


REDEMPTION OF SHARES


Shareholders may redeem all or any part of their shareholdings on any business day at the applicable net asset value determined after the receipt of proper redemption instructions. The Fund does not charge a redemption fee. The value of shares upon redemption may be more or less than the investor's cost.



The Fund reserves the right, upon not less than 30 days' written notice, to redeem the shares in an account which has a value of less than $1,000. However, any shareholder affected by the exercise of this right will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.



Payment of redemption proceeds may be made in securities in accordance with applicable law. Payment of the redemption price will be made within seven days after receipt of the redemption instructions in good order, but the Fund may suspend the right of redemption during any period when: (a) trading on the NYSE is restricted or the NYSE is closed, other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency exists, as defined by rules of the SEC, making disposal of portfolio securities or determination of the value of net assets of the Fund not reasonably practicable.



For the shareholder's convenience, the Fund has established different redemption procedures. No redemption requests will be processed until the Fund has received a completed Purchase Application, and no redemption of shares purchased by check will be permitted until all checks in payment for the purchase of the shares to be redeemed have been collected, which may take up to 15 days or more.



REDEMPTIONS BY MAIL FOR FDISG ACCOUNTS



Shares may be redeemed by mail by submitting the following documents:


(1) Written instructions from registered owner(s), signed exactly as shares are registered;

(2) All certificates, if any, to be redeemed;


(3) If shares to be redeemed have a net asset value of $50,000 or more, a letter or a stock power signed by the registered owner(s) with the signature(s) guaranteed by an acceptable guarantor. A guarantee of each shareholder's signature is required for all redemptions, regardless of the amount involved, when: (i) proceeds are to be paid to someone other than the registered owner(s) of the shares redeemed; (ii) are to be wired to a bank; or (iii) are to be sent to an address other than the shareholder's address of record. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ('STAMP') and the Stock Exchanges Medallion Program. Shareholders with any questions regarding signature-guarantees should call the telephone numbers listed on the cover; and


(4) In the case of shares of record held in the name of a corporation, trust, fiduciary or partnership, the redemption agent requires evidence of authority to sign and a stock power with signature(s) guaranteed.


TO EXPEDITE PROCESSING OF REDEMPTIONS BY MAIL, SHAREHOLDERS SHOULD SUBMIT REDEMPTION REQUESTS AND ALL RELATED DOCUMENTS DIRECTLY TO: FIRST DATA INVESTOR SERVICES GROUP, INC., P.O. BOX 5127, WESTBOROUGH, MASSACHUSETTS 01581-5127.



Checks for redemption proceeds will be mailed within seven days of redemption. Unless other instructions are given in proper form, a check for proceeds of redemption will be sent to the shareholder's address of record if the shareholder does not have a brokerage account.



Repurchases through Selected Dealers


In addition, Salomon Brothers will accept orders from dealers with which it has sales agreements for the repurchase of shares held by investors. Repurchase orders received by the dealer prior to the close of regular trading on the NYSE on any business day and transmitted to Salomon Brothers prior to the close of its business day (normally 5:00 p.m., New York time) are effective that day. Otherwise, the shares will be repurchased at the net asset value next determined. It is the responsibility of the dealer to transmit orders on a timely basis. The dealer may charge the investor a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn or modified at any time.

Telephone Redemption Privilege


Shareholders having direct accounts with FDISG may redeem shares by means of the Telephone Redemption Privilege. The Application for Telephone Redemption Privilege must be completed by the shareholder with the signature(s) guaranteed in the manner described above under 'Redemptions by Mail' prior to initiating a telephone redemption.


Shareholders cannot apply the Telephone Redemption Privilege to shares held in certificate form or for accounts requiring additional supporting documentation for redemptions such as trust, corporate, estate and guardian accounts.


Proceeds from the telephone redemption will be forwarded to the shareholder by check unless the shareholder has requested redemption by wire in the manner described below under 'Redemption by Wire.' The check will be made payable to the registered shareholder(s) and sent to the address of record on file with FDISG.



The Fund reserves the right to refuse a telephone redemption if it is believed advisable to do so. Procedures for redeeming Fund shares by telephone may be modified at any time by the Fund. Neither the Fund nor FDISG will be liable for following redemption instructions received by telephone, which are reasonably believed to be genuine, and the shareholder will bear the risk of loss in the event of unauthorized or fraudulent telephone instructions. The Fund and FDISG will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and/or FDISG may be liable for any losses due to fraudulent instructions if they do not follow such procedures. When requesting a redemption by telephone, shareholders should have available the correct account registration and account number or tax identification number.



Redemption by Wire



If redemption by wire has been elected on the Purchase Application, shares may be redeemed, in the amount of $500 or more, on any business day upon request made by tele-phone or letter. No signature guarantee is required on such a redemption request. To elect this service subsequent to opening an account, call SBAM or FDISG for further information.



You may either:



Telephone the redemption request to FDISG by calling (800) 446-1013; or



Mail the request to FDISG at the following address:



Salomon Brothers Opportunity Fund
c/o FDISG
P.O. Box 5127
Westborough, MA 01581-5127



Proceeds of wire redemptions of $500 or more will be wired to the shareholder's bank indicated in the Purchase Application or by letter which has been properly guaranteed. Checks for redemption proceeds of less than $500 will be mailed to the shareholder's address of record.



Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.


Redemptions in Kind


If the Board of Directors shall determine that it is in the best interests of the shareholders of the Fund, the Fund may pay the redemption price, in whole or in part, by a distribution in kind from the portfolio of the Fund, in lieu of cash, taking such securities at their values employed for determining such redemption price, and selecting the securities in such manner as the Board of Directors may deem fair and equitable. However, the Fund has made an election pursuant to Rule 18f-1 under the 1940 Act requiring that all redemptions be effected in cash to each redeeming shareholder, during any period of 90 days, up to the lesser of $250,000 or 1% of the net assets of the Fund. A shareholder who receives a distribution in kind may incur a brokerage commission upon a later disposition of such securities. The Fund does not intend to make a practice of redeeming shares in kind.


DIVIDENDS, DISTRIBUTIONS AND INCOME TAXES


The Fund complied during the fiscal year ended August 31, 1996 and intends to continue to comply in the future with the provisions of subchapter M of the Code applicable to regulated investment companies so that, among other things, as to any fiscal year in respect of which it distributes at least 90% of its net investment income (i.e., its 'investment company taxable income' as such term is defined in the Code, determined without regard to the deduction for dividends paid), the Fund will not be subject to federal income tax on its net investment income and net capital gains (i.e., the excess of the Fund's net realized long-term capital gains over net realized short-term capital losses) distributed to shareholders. Each year the Fund will notify shareholders of the tax status of dividends and distributions from the Fund. Dividends and distributions also may be subject to state and local taxes. If in any year the Fund fails to qualify as a regulated investment company, the Fund will be taxable as a corporation for federal, state and local income tax purposes and will be subject to certain additional distribution requirements upon requalification.



The Fund intends to distribute to shareholders annually substantially all of its net investment income and net capital gains. Investors should consider the tax consequences of buying shares of the Fund prior to the record date of a distribution because such distributions will generally be taxable even though the net asset value of shares of the Fund is reduced by the distribution. In particular, as discussed under 'Investment Policies,' the Fund currently has a substantial amount of net unrealized appreciation which could result in large capital gain distributions.



The Fund is subject to a nondeductible 4% excise tax, calculated as a percentage of certain undistributed amounts of ordinary income and net realized capital gains. To the extent possible, the Fund intends to make sufficient distributions as are necessary to avoid the imposition of this excise tax.


If a shareholder elects to receive dividends and/or distributions in cash and the check cannot be delivered to a shareholder due to an invalid address or otherwise remains uncashed by the shareholder for a period of six months, the Fund reserves the right to reinvest the dividend and/or distribution in a shareholder's account at the then-current net asset value and to convert the shareholder's election to automatic reinvestment in shares of the Fund from which the distributions were made.


Dividends and capital gain distributions are reinvested automatically in additional shares of the Fund at the net asset value next determined after the record date and such shares are automatically credited to a shareholder's account, unless FDISG or an SBAM Representative is informed by notice that a shareholder wishes to receive such dividends or distributions in cash. The shareholder may change such distribution option at any time by notification to FDISG prior to the record date of any such dividend or distribution. See 'Purchase of Shares.' Shareholders receiving distributions in the form of shares will be treated as receiving a distribution in an amount equal to the fair market value, determined as of the payment date, of the shares received. For federal income tax purposes, distributions of net investment income and net short-term capital gains will be taxable to shareholders at ordinary income rates. Distributions of net capital gains designated by the Fund as capital gain dividends will be taxable as long-term capital gains, whether they are invested in additional shares of the Fund or received in cash and regardless of the length of time the shareholder has owned his shares. However, such capital gain dividends will not qualify for the dividends received deduction. In general, the maximum Federal income tax rate imposed on an individual with respect to capital gains is 28%, whereas the maximum Federal income tax rate imposed on individuals with respect to ordinary income currently is 39.6%. With respect to corporate taxpayers, long-term capital gains are currently taxed at the same Federal income tax rates as ordinary income and short-term capital gains. It is expected that all or a portion of the Fund's distributions from net investment income will be eligible for the 70% dividends received deduction available to corporations.



Generally, shareholders will be taxable on dividends or distributions in the year of receipt. However, if the Fund declares a dividend or distribution in October, November or December to shareholders of record on a specified date in such a month which is paid during the following January, it will be taxable to shareholders in the year the dividend or distribution is declared.



The redemption, sale or exchange of shares of the Fund for shares of another is a taxable event and may result in a gain or loss. Gain or loss, if any, recognized on the sale or other disposition of Fund shares will be taxed as capital gain or loss if the shares are capital assets in the shareholder's hands. Such gain or loss will be treated as a capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term if the shareholder has held such shares for more than one year. If a shareholder sells or otherwise disposes of shares of a Fund before holding them for more than six months, any loss on the sale or other disposition of such shares shall be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such shares. A loss realized on a sale or exchange of shares may be disallowed if other shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of.



The Fund may be required to withhold federal income tax at a rate of 31% ('backup withholding') from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if: (i) the payee fails to furnish the Fund with the payee's correct taxpayer identification number (e.g., an individual's social security number); (ii) the Internal Revenue Service ('IRS') notifies the Fund that the payee has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect; or (iii) when required to do so, the payeee fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above.


Backup withholding is not an additional tax and any amount withheld may be credited against the shareholder's federal income tax liability.

The foregoing is intended to be general information to shareholders and potential investors in the Fund and does not constitute tax advice.


Shareholders and potential investors are urged to consult their own tax advisers regarding federal, state, local and, if applicable, foreign tax consequences of an investment in the Fund.



SHAREHOLDER SERVICES


The Fund offers the following shareholder services. See the Statement of Additional Information for further details about these services or call or write the Fund.


AUTOMATIC INVESTMENT PLAN



An investor who opens an account and wishes to make subsequent, periodic investments in the Fund by electronic funds transfer from a bank account may establish an Automatic Investment Plan on the account. The bank at which the bank account is maintained must be a member of the Automated Clearing House
(ACH). The investor specifies the frequency with which the investments occur (monthly, every alternate month, quarterly, etc.) with the exception that no more than one investment will be processed each month. On or about the tenth of the month, the Fund will debit the bank account in the specified amount (minimum of $25 per draft) and the proceeds will be invested at the applicable offering price determined on the date of the debit. In the event of a full exchange, this plan will follow into the new Fund unless otherwise specified.


EXCHANGE PRIVILEGE


Until March 1, 1997, shareholders of the Fund may exchange all or part of their Fund shares for Class O shares of Salomon Brothers New York Municipal Money Market Fund and Salomon Brothers Capital Fund. As of March 1, 1997, this exchange privilege will terminate and shareholders will no longer have the ability to exchange their shares. The exchange privilege is available to shareholders residing in any state in which the shares of the Fund being acquired may be legally sold. Exchanges of shares may be made at any time and without payment of any exchange fee. The following is a description of the investment objectives of the funds available for exchange:


Salomon Brothers New York Municipal Money Market Fund. A money market fund that invests primarily in high-quality, short-term obligations issued by or on behalf of the State of New York or by its instrumentalities or political subdivisions with the goal of providing as high a level of current income exempt from regular federal, New York State and New York City personal income taxes as is consistent with liquidity and the stability of principal. Income may not be exempt from certain state or local taxes.


Salomon Brothers Capital Fund. A fund which seeks capital appreciation through investments in securities, primarily common stocks, which are believed to have above-average appreciation possibilities and which also may involve above-average risk.


The exchange of shares of one fund for shares of another fund is treated for federal income tax purposes as a sale of the shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss. See 'Dividends, Distributions and Taxes' above.



Shareholders exercising the exchange privilege with any of the funds listed above should review the prospectus of that fund carefully prior to making an exchange. Further information regarding the exchange privilege is contained in the Statement of Additional Information. To obtain the prospectuses of these funds, shareholders should contact SBAM at the address or phone number listed on the cover.



The Fund reserves the right to reject any exchange or to modify or restrict the exchange privilege at any time prior to its termination on March 1, 1997.



Automatic Withdrawal Plan. With an Automatic Withdrawal Plan, a shareholder may establish a plan for redemptions to be made automatically monthly or quarterly in amounts not less than $50 with payments sent directly to the shareholder or to another designated person. A Withdrawal Plan may be opened with an account having a total value of at least $7,500.


Self-Employed Retirement Plans. A prototype defined contribution retirement plan is available for self-employed individuals who wish to contribute out of earned income on behalf of themselves and each of their employees to purchase shares of the Fund.


Individual  Retirement  Accounts.  A  prototype  individual  retirement  account
('IRA') is generally available for all working individuals who receive compensation (which for self-employed individuals includes earned income) for services rendered, and for all individuals who receive alimony or separate maintenance payments pursuant to a divorce or separation instrument. Shareholders should consult with a financial adviser regarding an IRA.


ACCOUNT SERVICES

Shareholders are kept informed through annual and semi-annual reports showing current investments and other financial data for the Fund. Annual reports include audited financial statements. Shareholders will receive a Statement of Account following each share transaction. Shareholders can write or call the Fund at the address and telephone number on the first page of this Prospectus with any questions relating to their investment in Fund shares.

CAPITAL STOCK


The authorized capital stock of the Fund consists of 15,000,000 shares having a par value of $.01 per share. All shares are of the same class, with like rights and privileges. Each share is entitled to one vote and participates equally in Fund dividends and distributions and in its net assets on liquidation. Each shareholder is entitled to cast, at all meetings of shareholders, such number of votes as is equal to the number of full and fractional shares held by such shareholder. Except when Directors are required to be elected under the 1940 Act, there will not be a regularly scheduled Annual Meeting of Stockholders. The shares are fully paid and non-assessable when issued and have no preference, pre-emptive, conversion or exchange rights. There are no options or other special rights outstanding relating to any such shares.

BOARD OF DIRECTORS

IRVING BRILLIANT
President of Salomon Brothers Opportunity Fund Inc

BENITO GAGUINE
Attorney at Law


ROSALIND KOCHMAN
Administrator and Counsel,
Kochman Eye Surgical Facility


IRVING SONNENSCHEIN
Partner in the law firm of Sonnenschein, Sherman & Deutsch

OFFICERS

IRVING BRILLIANT
President

LAWRENCE H. KAPLAN
Executive Vice President and
General Counsel

TANA E. TSELEPIS
Secretary

JENNIFER G. MUZZEY
Assistant Secretary

ALAN M. MANDEL
Treasurer

JANET S. TOLCHIN
Assistant Treasurer

TELEPHONES
(212) 783-1301
(800) 725-6666

DISTRIBUTOR
Salomon Brothers Inc
7 World Trade Center
New York, New York 10048

INVESTMENT MANAGER
Salomon Brothers Asset Management Inc
7 World Trade Center
New York, New York 10048


CUSTODIAN
Investors Bank & Trust Company
89 South Street
Boston, Massachusetts 02111



TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
First Data Investor Services Group, Inc.
P.O. Box 5127
Westborough, Massachusetts 01581-5127


INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
New York, New York 10036

LEGAL COUNSEL
Simpson Thacher & Bartlett
New York, New York 10017

No dealer, salesman or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the distributor or the investment manager. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

                     SALOMON BROTHERS OPPORTUNITY FUND INC
                             A NO-LOAD MUTUAL FUND
                 7 WORLD TRADE CENTER, NEW YORK, NEW YORK 10048
                  TELEPHONES: (212) 783-1301 (NEW YORK STATE);
                               OR (800) 725-6666

                            ------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

                            ------------------------
     Salomon Brothers Opportunity Fund Inc (the 'Fund') is an open-end, no-load, non-diversified investment company. The Fund seeks to achieve above-average long-term capital appreciation through investments principally in common stocks, or securities convertible into or exchangeable for common stocks, which are believed to be undervalued. Current income is a secondary objective. The Fund may employ the speculative investment techniques of leveraging and investing in restricted securities and other securities of limited marketability. There can be no assurance that the Fund's objectives will be achieved.


     This Statement of Additional Information (the 'SAI') is not a prospectus and is only authorized for distribution when preceded or accompanied by the Fund's current Prospectus dated December 30, 1996 (the 'Prospectus'). This SAI supplements and should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing the Fund at the address, or by calling the telephone number, listed above.



December 30, 1996

                               TABLE OF CONTENTS

                                                    PAGE
                                                    ----
Investment Policies..............................     3
Limiting Investment Risks........................     5
Management.......................................     6
Portfolio Transactions...........................     8
Determination of Net Asset Value.................     9
Performance Data.................................    10
Federal Income Taxes.............................    10

                                                    PAGE
                                                    ----

Shareholder Services.............................    11
Custodian and Transfer Agent.....................    13
Independent Accountants..........................    13
Financial Statements.............................    14
Report of Independent Accountants................    23

                              INVESTMENT POLICIES

     The following information supplements the discussion of the investment policies of the Fund found under 'Investment Policies' in the Prospectus.

LOANS OF PORTFOLIO SECURITIES

     The Fund's Board of Directors may authorize the lending of portfolio securities to selected member firms of the New York Stock Exchange. The procedure for the lending of securities will include the following features and conditions. The borrower of the securities will deposit cash with the Fund in an amount equal to a minimum of 100% of the market value of the securities lent. The Fund will invest the collateral in short-term debt securities or cash equivalents and earn the interest thereon. A negotiated portion of the income so earned may be paid as a fee to the broker or other person who arranged the loan. If the deposit drops below the required minimum at any time, the borrower will be called upon to post additional cash, so as to mark to market on a daily basis. If the additional cash is not provided, the loan will be immediately due and the Fund may use the collateral or its own cash to replace the securities by purchase in the open market, charging any loss to the borrower. These will be 'demand' loans and may be terminated by the Fund at any time. The Fund will receive any dividends and interest paid on the loaned securities, and the loans will be structured to assure that the Fund will be able to exercise its voting rights on the securities. Such loans will be authorized only to the extent that such activity would not cause any adverse tax consequences to the Fund or its shareholders and only in accordance with applicable rules and regulations. Neither the brokers nor the borrowers may be affiliated, directly or indirectly, with the Fund. Lending of portfolio securities is subject to the restrictions set forth in paragraph (4) under 'Limiting Investment Risks' in the Prospectus. The Fund did not lend any of its portfolio securities during the fiscal year ended August 31, 1996.

PUT AND CALL OPTIONS

     The Fund may purchase and write put and call options on securities and securities indices provided such options are traded on a national securities exchange and provided further that the value of options held and the value of positions underlying options written do not exceed 10% of the Fund's total assets. A put option gives the holder the right to sell to the writer, and a call option gives the holder the right to buy from the writer, the number of shares of the underlying security covered by the option at a stated exercise price on or before a stated expiration date. Puts and calls, with respect to a limited number of securities, currently may be purchased or written through the facilities of certain national securities exchanges. In addition, each of such exchanges provides a secondary market for 'closing' options positions. It will be the policy of the Fund to write call options only if the Fund either: (i) owns and will hold over the term of the option the underlying securities against which the option is written (or securities convertible into the underlying securities without additional consideration) or: (ii) owns or will hold a call on the same underlying security or securities. When a put option is written by the Fund, the Fund will create and maintain a segregated account consisting of cash, U.S. government securities or high grade debt securities equal to the option price.

     The primary risk to the Fund as the writer of a covered call option is that, unless a closing transaction is executed, the Fund must retain its underlying cover position even if price movement would otherwise have caused the Fund to dispose of that position, and must forgo opportunities for gain in excess of the option premium which may result from favorable changes in the value of the underlying cover position.

     The primary risk to the Fund as the writer of a put option is that, unless a closing transaction is executed, the Fund may be required to purchase the underlying security or securities at a price above the market price at the time of such purchase. When a put option is collateralized through the maintenance of a segregated account, the contents of such account are not available to the Fund for the general pursuit of the Fund's investment objectives. The Fund will write put options only when it is believed that the acquisition of the underlying security or securities would be in accordance with the Fund's investment objectives.

     The Fund may enter into closing purchase transactions in the secondary markets in options maintained by the various exchanges. In such a transaction, the Fund would buy an option similar to the one it had previously written. The resulting transaction would have the effect of canceling the Fund's preexisting obligation on the option written by it. The Fund has no assurance, however, that a liquid secondary market will exist on any given day with respect to options on a particular security. Therefore, there is no assurance that the Fund will be able to enter into a closing transaction at any particular time.

     In executing any closing purchase transaction, the Fund will incur the expense of the premium (plus transaction costs) in order to effect the transaction.

     The Fund may purchase put or call options for speculative purposes in pursuit of its objective of capital appreciation or, in the case of a put, to hedge against an adverse price change in a portfolio position.

     The primary risk in purchasing (as opposed to writing) an option is the potential loss of investment (i.e., the premium for the option) in a relatively short period of time if the underlying securities increase, in the case of a put, or decrease, in the case of a call, in value. In such instances, the option would not be exercised by the Fund and would become worthless at its expiration date. If a secondary market for the option exists, the Fund may utilize closing sale transactions analogous to the closing purchase transactions described above with respect to the writing of options.


     The Fund did not purchase or write any put or call options during the fiscal year ended August 31, 1996, and has no present intention to do so. See 'Federal Income Taxes -- Taxation of the Fund' for discussion of tax considerations.


INVESTMENTS IN FOREIGN SECURITIES


     Investments in securities of foreign issuers may involve risks not typically associated with investments in securities of U.S. issuers. The value of any foreign securities held, and of any related income received, will be affected by fluctuations in currency rates, exchange control regulations and, as with domestic multinational corporations, from fluctuating interest rates. Most foreign securities markets have substantially less trading volume and are generally not as highly regulated and supervised as U.S. securities markets. Securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies and are subject to different accounting, auditing and financial reporting standards. In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer. Political and economic conditions such as seizure or nationalization of assets, establishment of exchange controls, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments could adversely affect the economy of a particular country and, thus, the Fund's investments in that country. In the event of default on a foreign security, it may be more difficult for the Fund to obtain or enforce a judgment against the issuer of such obligation. Additionally, certain amounts of the Fund's income may be subject to withholding taxes in the country in which it invests. The Fund may not invest more than 5% of its net assets in securities of foreign issuers which are not publicly traded in the United States.


LOW-RATED SECURITIES


     The Fund may invest up to 5% of its net assets in debt securities rated below investment grade by Moody's Investors Service, Inc. ('Moody's') or Standard & Poor's Rating Group ('S&P'), with no minimum rating required, and comparable unrated securities. Such securities are generally referred to as 'high-yield' or 'junk' bonds, and involve a high degree of risk. An economic recession could disrupt the market for such securities and adversely affect their value and the ability of issuers to repay principal and pay interest thereon.


     While the market values of high-yield securities may tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporation developments and changes in economic conditions, and thus will fluctuate over time. In addition, high-yield securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because high-yield securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Fund may also incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for these securities may diminish the Fund's ability to obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value as well as impair the Fund's ability to dispose of such securities.

     The ratings of Moody's and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk of the securities. Although Salomon Brothers Asset Management Inc ('SBAM') uses these ratings as a criterion for the selection of securities for the Fund, SBAM also relies on its independent analysis to evaluate potential investments for the Fund.

PORTFOLIO TURNOVER


     Flexibility of investment and emphasis on capital appreciation may involve a greater portfolio turnover rate than that of investment companies whose objective, for example, is production of income or maintenance of a balanced investment position. The rate of portfolio turnover cannot be predicted with assurance and may vary from year to year. See the table under 'Financial Highlights' on page 4 of the Prospectus for the portfolio turnover rates of the Fund.


                           LIMITING INVESTMENT RISKS


     In addition to the restrictions described under 'Limiting Investment Risks' in the Prospectus, the Fund may not:



          (1) Invest in companies for the purpose of exercising control of management;



          (2) Purchase or sell real estate, interests in real estate, interests in real estate investment trusts or commodities or commodity contracts; however, the Fund may purchase interests in real estate investment trusts or other companies which invest in or own real estate if the securities of such trusts or companies are registered under the Securities Act of 1933, as amended and are readily marketable and may purchase the securities of companies engaged in businesses which may involve commodities or commodities futures contracts; or



          (3) Write or purchase puts or calls on securities or securities indices except as described under 'Investment Policies -- Put and Call Options.'


     The investment restrictions described above and in the Prospectus are fundamental policies of the Fund and may be changed only when permitted by law and approved by the holders of a majority of the Fund's outstanding voting securities which, as defined by the Investment Company Act of 1940, as amended (the '1940 Act'), means the lesser of: (i) 67% of the voting securities represented at a meeting at which more than 50% of the outstanding voting securities are represented; or (ii) more than 50% of the outstanding voting securities of the Fund.


     The percentage limitations contained in the investment restrictions described above and in the Prospectus and the description of the Fund's investment policies are all applied solely at the time of any proposed transaction on the basis of values or amounts determined at that time. If a percentage restriction on investment or utilization of assets in a fundamental policy or restriction is adhered to at the time an investment is made, a later change in percentage ownership of a security or kind of security resulting from changing market values or a similar type of event will not be considered a violation of such restriction.

                                   MANAGEMENT

DIRECTORS AND OFFICERS


     The principal occupations of the directors and executive officers of the Fund for the past five years are listed below. The address of each, unless otherwise indicated, is 7 World Trade Center, New York, New York 10048. With the exception of Mr. Brilliant, each of the Fund's officers are also officers of each of the other investment companies for which SBAM, the Fund's investment manager, acts as investment adviser. 'Interested directors' of the Fund (as defined in the 1940 Act) are indicated by asterisk.



     *IRVING BRILLIANT, Age 78, President and Director -- Director of Salomon Brothers Inc ('Salomon Brothers'), Portfolio Manager for SBAM since May 1990.



     BENITO GAGUINE, Age 84, Director -- 1233 20th St., N.W. Suite 505, Washington, D.C. 20036. Attorney at Law.



     ROSALIND A. KOCHMAN, Age 58, Director -- 1301 Avenue J, Brooklyn, New York 11230. Administrator and Counsel, Kochman Eye Surgical Facility.



     IRVING SONNENSCHEIN, Age 76, Director -- 10 Columbus Circle, New York, New York 10019. Partner in the law firm of Sonnenschein, Sherman & Deutsch.



     LAWRENCE H. KAPLAN, Age 39, Executive Vice President and General Counsel -- Vice President and Chief Counsel of SBAM and a Vice President of Salomon Brothers since May 1995. Prior to May 1995, he was Senior Vice President, Director and General Counsel of Kidder Peabody Asset Management, Inc. and a Senior Vice President of Kidder, Peabody & Co. Incorporated since November 1990.



     ALAN M. MANDEL, Age 39, Treasurer -- Vice President of SBAM since January 1, 1995; Chief Financial Officer of Hyperion Capital Management from October 1991 to December 1994.



     TANA E. TSELEPIS, Age 61, Secretary -- Vice President and Senior Administrator of Salomon Brothers and Assistant Secretary of SBAM since October 1989; formerly, Vice President and Senior Administrator at First Boston Asset Management Corporation.



     JANET S. TOLCHIN, Age 38, Assistant Treasurer -- Employee of SBAM since May 1990.



     JENNIFER G. MUZZEY, Age 37, Assistant Secretary -- Employee of SBAM since June 1994; formerly, Assistant Vice President of SunAmerica Asset Management Corporation prior to June 1994.



     Directors of the Fund not affiliated with SBAM receive from the Fund a $500 fee for each meeting of the Board of Directors attended and are reimbursed for out-of-pocket expenses relating to attendance at such meetings. The Directors receive no per annum fee for their services as Directors. Directors who are affiliated with SBAM do not receive compensation from the Fund but are reimbursed for out-of-pocket expenses relating to attendance at such meetings.



     As of December 2, 1996 directors and officers of the Fund as a group beneficially owned 1,115,815 shares of the Fund's Common Stock outstanding, or approximately 30.5%, of the outstanding shares of the Fund.



     At December 2, 1996, to the knowledge of management, the following persons owned beneficially more than 5% of the Fund's outstanding shares. Benito Gaguine, a Director of the Fund, and his son, Bruce Gaguine, together with family trusts were the beneficial owners of approximately 453,694 or approximately 12.4%, of the outstanding shares of the Fund. In addition, Irving Brilliant, a Director of the Fund as well as the Fund's President, and his wife, Benise Brilliant, by virtue of their positions as trustees of family trusts, were the beneficial owners of approximately 310,916 shares or 8.5%, of the outstanding shares of the Fund and Rosalind Kochman, a Director of the Fund, and her husband Dr. Marvin Kochman, together were the beneficial owners of approximately 351,205 shares or 9.6% of the outstanding shares of the Fund.



     The following table provides information concerning the compensation paid during the fiscal year ended August 31, 1996 to each director of the Fund. The Fund does not provide any pension or retirement benefits to directors. In addition, the Fund paid no remuneration during fiscal year ended

August 31, 1996 to officers of the Fund including Mr. Brilliant, who as employees of SBAM are 'interested persons,' as defined in the 1940 Act.



                                                             AGGREGATE      TOTAL COMPENSATION
                                                           COMPENSATION      FROM OTHER FUNDS          TOTAL
                NAME OF PERSON, POSITION                   FROM THE FUND     ADVISED BY SBAM      COMPENSATION (A)
--------------------------------------------------------   -------------    ------------------    ----------------

Benito Gaguine                                                $ 2,000               $0                 $2,000(1)
  Director
Rosalind A. Kochman                                           $ 1,500               $0                 $1,500(1)
  Director
Irving Sonnenschein                                           $ 1,500               $0                 $1,500(1)
  Director


------------

 (A) The numbers in parentheses indicate the applicable number of investment company directorships held by that director.

INVESTMENT MANAGER

     The Fund retains SBAM to act as its investment manager. SBAM is a wholly-owned subsidiary of Salomon Brothers Holding Company Inc, which is in turn a wholly-owned subsidiary of Salomon Inc. SBAM serves as the investment manager to various individuals, institutions and other investment companies.


     The management contract ('Management Contract') between SBAM and the Fund provides that SBAM shall manage the operations of the Fund, subject to the policies established by the Board of Directors of the Fund. The Management Contract was last approved by the Board of Directors of the Fund, including a majority of the Directors who are not 'interested persons,' as defined in the 1940 Act, on October 18, 1996. Pursuant to the Management Contract, SBAM manages the Fund's investment portfolio, directs purchases and sales of the Fund's portfolio securities and reports thereon to the Fund's officers and directors regularly. SBAM also furnishes office space and certain facilities required for conducting the business of the Fund and pays the compensation of the Fund's officers, employees and directors affiliated with SBAM. The Fund bears all other costs of its operations, including the compensation of its directors not affiliated with SBAM.



     As compensation for services performed under the Management Contract, the Fund pays SBAM a management fee each month, at an annual rate of 1% ( 1/12 of 1% per month) of the Fund's average daily net assets, which fee does not decrease as the Fund's assets increase. The fee is at a higher rate than the management fees charged by SBAM to the other investment companies it manages. Management fees paid by the Fund to SBAM for the fiscal years ended August 31, 1996, 1995 and 1994 amounted to $1,406,443, $1,168,976 and $1,161,529, respectively.



     The Management Contract provides that it will continue automatically for periods of one year provided that such continuance is specifically approved annually: (a) by the vote of a majority of the Fund's outstanding voting securities or by the Fund's Board of Directors; and (b) by the vote of a majority of the Fund's directors who are not parties to the Management Contract or 'interested persons,' as defined in the 1940 Act, of any such party. The Management Contract may be terminated on 30 days' written notice by either party. The Management Contract will terminate automatically in the event of its assignment, as defined in the 1940 Act.


     Investment decisions for the Fund are made independently from those of other funds or accounts managed by SBAM. Such other funds or accounts may also invest in the same securities as the Fund. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as the Fund, however, transactions in such securities will be made insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security.

     Rule 17j-1 under the 1940 Act requires all registered investment companies and their investment advisers and principal underwriters to adopt written codes of ethics and institute procedures designed to prevent 'access persons' (as defined in Rule 17j-1) from engaging in any fraudulent, deceptive or manipulative trading practices. The Fund's Board of Directors has adopted a Code of Ethics (the 'Fund Code') that incorporates personal trading polices and procedures applicable to access persons of the Fund, which includes officers, directors and other specified persons who may make, participate in or otherwise obtain information concerning the purchase or sale of securities by the Fund. In addition, the Fund Code attaches and incorporates personal trading policies and procedures applicable to access persons of SBAM, as the investment adviser to the Fund, which policies serve as SBAM's code of ethics (the 'Adviser Code'). The Fund Code and the Adviser Code have been designed to address potential conflict of interests that can arise in connection with the personal trading activities of investment company and investment advisory personnel.



     Pursuant to the Fund Code and the Adviser Code, access persons are generally permitted to engage in personal securities transactions, provided that a transaction does not involve securities that are being purchased or sold, are being considered for purchase or sale, or are being recommended for purchase or sale by or for the Fund. In addition, the Adviser Code contains specified prohibitions and blackout periods for certain categories of securities and transactions, including a prohibition on short-term trading and purchasing securities during an initial public offering. The Adviser Code, with certain exceptions, also requires that access persons obtain preclearance to engage in personal securities transactions. Finally, the Fund Code and the Adviser Code require access persons to report all personal securities transactions periodically.


DISTRIBUTOR


     Shares of the Fund are offered on a continuous basis and without a sales charge through Salomon Brothers Inc ('Salomon Brothers') as distributor pursuant to a Distributor Contract between Salomon Brothers and the Fund. Salomon Brothers receives no remuneration for its services as distributor and is not obligated to sell any specific amount of Fund shares. The Distribution Contract was last approved by the Fund's Board of Directors, including a majority of the Directors who are not 'interested persons,' as defined in the 1940 Act, on October 18, 1996.


                             PORTFOLIO TRANSACTIONS


     The Fund's general policy in selecting brokers and dealers is to obtain the best results taking into account factors such as the general execution and operational facilities of the broker or dealer, the type and size of the transaction involved, the creditworthiness of the broker or dealer, the stability of the broker or dealer, execution and settlement capabilities, time required to negotiate and execute the trade, research services and SBAM's arrangements related thereto (as described below) overall performance, the dealer's risk in positioning the securities involved, and the broker's commissions and dealer's spread or mark-up. While SBAM generally seeks the best price in placing its orders, the Fund may not necessarily be paying the lowest price available.



     Notwithstanding the above, in compliance with Section 28(e) of the Securities Exchange Act of 1934, SBAM may select brokers who charge a commission in excess of that charged by other brokers, if SBAM determines in good faith that the commission to be charged is reasonable in relation to the brokerage and research services provided to SBAM by such brokers. Research services generally consist of research or oral advice from brokers and dealers regarding particular companies, industries or general economic conditions. SBAM may also have arrangements with brokers pursuant to which such brokers provide research services to SBAM in exchange for a certain volume of brokerage transactions to be executed by such broker. While the payment of higher commissions increases the Fund's costs, SBAM does not believe that the research significantly reduces its expenses as the Fund's investment manager.



     Research services furnished to SBAM by brokers who effect securities transactions for the Fund may be used by SBAM in providing investment advice to the other investment companies and accounts which it manages. Similarly, research services furnished to SBAM by brokers who effect securities transactions for other investment companies and accounts which SBAM manages may be used by SBAM in servicing the Fund. Not all of these research services are used by SBAM in managing any particular account, including the Fund.

     Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.


     Under the 1940 Act, persons affiliated with a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Securities and Exchange Commission (the 'SEC'). However, a Fund may purchase securities from underwriting syndicates of which the investment manager or any of its affiliates (including Salomon Brothers) is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.



     Affiliated persons of a Fund, or affiliated persons of such persons, may from time to time be selected to execute portfolio transacions for such Fund. Subject to the considerations discussed above and in accordance with procedures adopted by the Board of Directors, in order for such an affiliated person to be permitted to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction.



     Aggregate brokerage commissions paid by the Fund for the fiscal years ended August 31, 1996, 1995 and 1994 were $31,165, $34,563, and $52,382, respectively.
During the fiscal years ended August 31, 1996, l995 and 1994, the Fund paid $120, $2,000 and $906 respectively, in commissions to Salomon Brothers, an affiliated broker-dealer. Commissions paid to Salomon Brothers for the fiscal year ended August 31, 1996 represent less than 1% of the total brokerage commissions paid by the Fund for such fiscal year and Salomon Brothers executed less than 2% of the aggregate dollar amount of Fund transactions.



     Irving Brilliant, who is an employee of SBAM, and President and portfolio manager of the Fund, is primarily responsible for the allocation of brokerage transactions.


                        DETERMINATION OF NET ASSET VALUE


     The Fund's net asset value per share for the purpose of pricing purchase and redemption orders is determined at the close of regular trading of the New York Stock Exchange (the 'NYSE') on each day the NYSE is open for business. The net asset value per share is computed by dividing the value of the net assets of the Fund (i.e., the value of the assets less the liabilities) by the total number of Fund shares outstanding. In calculating net asset value, portfolio securities listed or traded on national securities exchanges, or reported by the NASDAQ reporting system, are valued at the last sale price, or, if there have been no sales on that day, at the mean of the current bid and ask price which represents the current value of the security. Other over-the-counter securities are valued at the mean of the current bid and ask price. If no quotations are readily available (as may be the case for securities of limited marketability), or if 'restricted' securities are being valued, such portfolio securities and other assets are valued as the Board of Directors in good faith deems appropriate to reflect the fair value thereof.



     Securities that are primarily traded on foreign exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Directors or its delegates. In valuing assets, prices denominated in foreign countries are converted to U.S. dollar equivalents at the current exchange rate. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Directors.

                                 PERFORMANCE DATA

     From time to time, the Fund may quote its average annual total return or aggregate total return in advertisements or in reports and other communications to shareholders.

AVERAGE ANNUAL TOTAL RETURN

     The Fund's 'average annual total return' figures described and shown in the Prospectus are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

           P(1+T) to the power of n = ERV

     Where:    P     = a hypothetical initial payment of $1,000.
               T     = average annual total return.
               n     = number of years.
               ERV   = Ending Redeemable Value of  a hypothetical $1,000 investment made  at the beginning of  the
                       1-,  5-, or  10-year periods  at the end  of the  1, 5, or  10 year  periods (or fractional portion thereof), assuming reinvestment of all dividends and distributions.


AGGREGATE TOTAL RETURN



     The  Fund's  'aggregate  total  return'   figures,  as  described  in   the
Prospectus, represent the cumulative change in the value of an investment in Fund shares for the specified period and are computed by the following formula:



                              ERV-P
AGGREGATE TOTAL RETURN =        P



     Where:    P     = a hypothetical initial payment of $10,000.
               ERV   = Ending Redeemable Value of a hypothetical $10,000 investment made at the beginning of a 1-,
                       5-, or 10-year period at the end  of such period (or fractional portion thereof),  assuming reinvestment of all dividends and distributions.


                              FEDERAL INCOME TAXES

     The following is a summary of selected federal income tax considerations that may affect the Fund and its shareholders. This summary is not intended as a substitute for individual tax advice and investors are urged to consult their own tax advisors as to the federal, state and local tax consequences to them of an investment in the Fund.

TAXATION OF THE FUND


     The Fund has qualified for the fiscal year ended August 31, 1996 and intends to continue to qualify as a regulated investment company under subchapter M of the Internal Revenue Code of 1986, as amended (the 'Code'). As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gains (the excess of long-term capital gains over short-term capital losses), if any, that it distributes to its shareholders, provided that it distributes 90% of its net investment income and net capital gains for the taxable year. All investment company taxable income and net capital gains distributed by the Fund will be reinvested automatically in additional shares of the Fund at net asset value, unless the shareholder elects to receive dividends and distributions in cash.


     Qualification as a regulated investment company under Subchapter M of the Code requires, among other things, that the Fund: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of any of the following held for less than three months: stock, securities, options, futures, certain forward contracts, or foreign currency transactions (or any options, futures or forward contracts on foreign currencies) but only if such currencies are not directly related to the Fund's principal business of investing in stock or securities; and (c) diversify its holdings so that, at the end of each fiscal quarter: (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).

TAX STATUS OF THE FUND'S INVESTMENTS

     Gain or loss on the sale or other disposition of Fund investments will generally be long-term capital gain or loss if the Fund has held the security for more than one year. Gain or loss on the sale of a security held for less than one year will generally be short-term capital gain or loss. If the Fund acquires a debt security at a discount, any gain upon the sale or redemption of the security, to the extent it reflects accrued market discount, will in certain circumstances be taxed as ordinary income, rather than capital gain.

     Foreign countries may impose withholding and other taxes on dividends and interest paid to the Fund with respect to investments in foreign securities. However, certain foreign countries have entered into tax treaties with the U.S. to reduce or eliminate such taxes.

TAXATION OF SHAREHOLDERS


     Dividends of net investment income will be taxable to shareholders as ordinary income for federal income tax purposes. Dividends received by corporate shareholders will only qualify for the dividends received deduction to the extent the Fund designates the amount distributed as a dividend and the amount so designated does not exceed the aggregate amount of dividends received by the Fund from domestic corporations for the taxable year. The dividends received deduction for corporate shareholders may be further reduced if the shares with respect to which dividends are received are treated as debt-financed (generally acquired with borrowed funds) or are deemed to have been held for less than 46 days. The amount of any dividends eligible for the corporate dividends received deduction, if any, will be designated by the Fund in a written notice within 60 days of the close of the Fund's taxable year.


     Distributions of net capital gains will be taxable to shareholders at capital gains rates, whether paid in cash or reinvested in additional shares and regardless of the length of time the investor has held his or her shares in the Fund. If a shareholder redeems or exchanges shares of the Fund before he or she has held them for more than six months, any loss on such redemption or exchange will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder as designated in a written notice from the Fund.

                              SHAREHOLDER SERVICES


     Exchange Privilege. Until March 1, 1997, Shareholders may exchange all or part of their Fund shares for Class O shares of Salomon Brothers New York Municipal Money Market Fund and Salomon Brothers Capital Fund, as indicated in the Prospectus by contacting First Data Investor Services Group, Inc. ('FDISG'), a subsidiary of First Data Corporation ('FDC'). FDISG's address is P.O. Box 5127, Westborough, MA 01581-5127.


     The exchange privilege enables shareholders in any of these funds to acquire shares in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is to be made. Such prospectuses may be obtained from SBAM.

     Exercise of the exchange privilege is treated as a sale and repurchase for federal income tax purposes, and, depending on the circumstances, a short or long-term capital gain or loss may be realized.

     Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds immediately invested in shares of the fund being acquired at a price equal to the then current net asset value of such shares plus any applicable sales charge.

     All accounts involved in an exchange must have the same registration. If a new account is to be established, the dollar amount to be exchanged must be at least as much as the minimum initial investment of the fund whose shares are being purchased. Any new account established by exchange will automatically be registered in the same way as the account from which shares are exchanged and will carry the same dividend option.


     The exchange privilege may be modified at any time prior to its termination on March 1, 1997. The privilege is not designed for investors trying to catch short-term savings in market prices by making frequent exchanges. The Fund reserves the right to impose a limit on the number of exchanges a shareholder may make. Call or write the Fund for further details.



     AS OF MARCH 1, 1997, THE EXCHANGE PRIVILEGE WILL TERMINATE AND SHAREHOLDERS WILL NO LONGER HAVE THE ABILITY TO EXCHANGE THEIR SHARES.



     Automatic Withdrawal Plan. An Automatic Withdrawal Plan ('Withdrawal Plan') may be opened with shares having a total value of at least $7,500. All dividends and distributions on the shares held under the Withdrawal Plan are automatically reinvested at net asset value in full and fractional shares. Withdrawal payments are made by FDISG, as agent, from the proceeds of the redemption of such number of shares as may be necessary to make each periodic payment. As such redemptions involve the use of capital, over a period of time they may exhaust the share balance of an account held under a Withdrawal Plan. Use of a Withdrawal Plan cannot assure realization of investment objectives, including capital growth or protection against loss in declining markets. A Withdrawal Plan can be terminated at any time by the investor, the Fund or FDISG upon written notice.



     The Withdrawal Plan will not be carried over on exchanges between Funds. A new Withdrawal Plan application is required to establish the Withdrawal Plan in the new Fund. Shareholders should call (800) 446-1013 for more information.



     Self-Employed Retirement Plans. The Fund offers a prototype retirement plan for self-employed individuals ('SERP'). Under the SERP, self-employed individuals may contribute out of earned income to purchase Fund shares and/or shares of certain other mutual funds managed by SBAM.



     Investors Bank & Trust Company ('Investors Bank') has agreed to serve as custodian and furnish the services provided for in the SERP and the related Custody Agreement. Individuals adopting a SERP will be charged an application fee as well as certain additional annual fees, which are separate from those paid by the Fund to Investors Bank for its services as Fund custodian.


     For information required for adopting a SERP, including information on fees, the form of SERP and Custody Agreement is available from the Fund. Because application of particular tax provisions will vary depending on each individual's situation, consultation with a financial adviser regarding a SERP is recommended.


     Individual Retirement Accounts. A prototype individual retirement account ('IRA'), which has been approved as to form by the Internal Revenue Service ('IRS'), is available for all working individuals who receive compensation in the tax year for services rendered and who have not attained age 70 1/2 before the close of the tax year. In addition, individuals who have received certain distributions from qualified plans or other IRAs may be eligible to make rollover contributions to an IRA. Also, individuals covered by an employer-sponsored simplified employee pension are eligible to establish an IRA. Finally, divorced or legally separated spouses may make IRA contributions out of taxable alimony payments. Contributions to an IRA made available by the Fund may be invested in Fund shares and/or in shares of certain other mutual funds managed by SBAM.

     Investors Bank has agreed to serve as custodian of the IRA and furnish the services provided for in the Custodial Agreement. Each IRA will be charged an application fee as well as certain additional annual fees, which are separate from those paid to Investors Bank for its services as Fund custodian. In accordance with IRS regulations, an individual may revoke an IRA within seven calendar days after it is established.


     Information required for adopting an IRA, including information on fees, the form of Custodial Agreement and related materials, including disclosure materials, is available from the Fund. Consultation with a financial adviser regarding an IRA is recommended.

                           CUSTODIAN AND TRANSFER AGENT


     Investors Bank serves as the Fund's custodian. Investors Bank, among other things, maintains a custody account or accounts in the name of the Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund, and makes disbursements on behalf of the Fund. The custodian does not determine the investment policies of the Fund, nor decide which securities the Fund will buy or sell. Investors Bank's address is 89 South Street, Boston, MA 02111.



     FDISG serves as the Fund's transfer agent. FDISG registers and processes transfers of the Fund's stock, processes purchase and redemption orders, acts as the Fund's dividend disbursing agent and maintains records and handles correspondence with respect to shareholder accounts pursuant to a Transfer Agency Agreement. FDISG's address is P.O. Box 5127, Westborough, MA 01581-5127.


                            INDEPENDENT ACCOUNTANTS


     Price Waterhouse LLP serves as the Fund's independent accountants. Price Waterhouse LLP provides audit services, tax return preparation and assistance and consultation in connection with the review of filings with the SEC. The financial highlights included in the Prospectus and the financial statements and financial highlights included in this Statement of Additional Information have been included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of that firm as experts in auditing and accounting. Price Waterhouse LLP's address is 1177 Avenue of the Americas, New York, New York 10036.



                                     COUNSEL



     Simpson Thacher & Bartlett (a partnership which includes professional corporations) serves as Fund counsel and is located at 425 Lexington Avenue, New York, New York 10017.



     Piper & Marbury L.L.P. of Baltimore, Maryland has issued an opinion regarding the valid issuance of shares being offered for sale pursuant to the Fund's Prospectus.

                     SALOMON BROTHERS OPPORTUNITY FUND INC
                            STATEMENT OF NET ASSETS
                                AUGUST 31, 1996

COMMON STOCKS -- 85.0% OF NET ASSETS

                                                                                                      VALUE
  SHARES                                                                               COST         (NOTE 1a)
----------                                                                          -----------    ------------
             BANKS -- 13.5%
   484,488   Bank of New York....................................................   $ 2,721,411    $ 13,505,103
    12,500   Bankers Trust NY....................................................       559,920         971,875
    46,000   BanPonce............................................................       701,900       1,196,000
     4,200   Boatmen's Bancshares................................................        18,168         223,650
    53,120   First Chicago NBD...................................................       570,621       2,264,240
    20,000   First Hawaiian......................................................       517,800         590,000
     3,400   KeyCorp.............................................................        18,589         136,425
     5,500   Mercantile Bancorporation...........................................        45,630         268,813
                                                                                    -----------    ------------
                                                                                      5,154,039      19,156,106
                                                                                    -----------    ------------
             BASIC INDUSTRY -- 7.0%
     5,000   ASARCO..............................................................       157,800         129,375
    27,000   Amcast Industrial...................................................       490,974         479,250
     5,000   Champion International..............................................       200,300         215,000
    19,000   Crown Crafts........................................................       224,965         163,875
     9,500   International Shipholding...........................................       162,883         180,500
    13,000   Mississippi Chemical................................................       271,014         292,500
    85,500   Monsanto............................................................     1,050,826       2,746,688
    18,000   NL Industries.......................................................       199,350         198,000
    11,077   Newmont Mining......................................................       289,765         585,696
    14,000   Rayonier............................................................       404,730         554,750
     4,000   Stone Container.....................................................        70,240          55,500
    68,000   TRC Companies*......................................................       472,184         263,500
    40,100   Tecumseh Products, Class A..........................................     1,106,775       2,105,250
    41,000   Tecumseh Products, Class B..........................................     1,721,035       2,009,000
                                                                                    -----------    ------------
                                                                                      6,822,841       9,978,884
                                                                                    -----------    ------------
             BIOTECHNOLOGY & DRUGS -- 1.6%
    20,000   Genzyme*............................................................       277,571         477,500
    30,800   Medeva -- ADR.......................................................       301,498         473,550
     5,000   Merck...............................................................       164,800         328,125
    25,375   Pharmacia & Upjohn..................................................       507,498       1,065,750
                                                                                    -----------    ------------
                                                                                      1,251,367       2,344,925
                                                                                    -----------    ------------
             CONSTRUCTION -- 1.2%
    26,700   Ameron..............................................................       526,254         967,875
    34,250   Liberty Homes, Class A..............................................       435,000         411,000
    24,750   Liberty Homes, Class B..............................................       325,688         327,938
                                                                                    -----------    ------------
                                                                                      1,286,942       1,706,813
                                                                                    -----------    ------------

                     SALOMON BROTHERS OPPORTUNITY FUND INC
                     STATEMENT OF NET ASSETS -- (CONTINUED)
                                AUGUST 31, 1996

COMMON STOCKS (CONTINUED)

                                                                                                      VALUE
  SHARES                                                                               COST         (NOTE 1a)
----------                                                                          -----------    ------------
             CONSUMER GOODS -- 4.3%
    44,500   Alexander & Baldwin.................................................   $   254,479    $  1,134,750
     4,729   Ames Department Stores, Warrants, Series C*.........................         4,729           9,754
    27,300   Archer-Daniels-Midland..............................................       399,000         484,575
    16,400   El Chico Restaurants*...............................................        51,250         127,100
     6,000   McKesson............................................................       191,250         255,750
   100,000   Philips Electronics N.V.............................................     1,281,995       3,387,500
    31,500   Waban*..............................................................       332,240         669,375
                                                                                    -----------    ------------
                                                                                      2,514,943       6,068,804
                                                                                    -----------    ------------
             ENERGY -- 8.4%
    14,000   Gilbert Associates, Class A.........................................       157,790         154,000
    31,000   Global Industrial Technologies*.....................................       284,013         596,750
    28,000   Murphy Oil..........................................................       859,865       1,225,000
    67,000   Royal Dutch Petroleum, 5 Guilder....................................     1,664,599      10,008,125
                                                                                    -----------    ------------
                                                                                      2,966,267      11,983,875
                                                                                    -----------    ------------
             FINANCE -- 11.0%
    36,000   Federal Home Loan Mortgage..........................................       472,360       3,181,500
    61,800   Leucadia National...................................................       165,751       1,405,950
   125,000   Loews...............................................................     3,152,184       9,343,750
    30,000   New Germany Fund....................................................       281,167         397,500
    48,000   Pioneer Group.......................................................       167,500       1,254,000
                                                                                    -----------    ------------
                                                                                      4,238,962      15,582,700
                                                                                    -----------    ------------
             HEALTH CARE -- 1.4%
     5,250   Bergen Brunswig, Class A............................................        96,675         146,344
    19,000   Foundation Health*..................................................       360,890         570,000
     8,095   Horizon/CMS Healthcare*.............................................       123,392         101,188
    23,000   Humana*.............................................................       188,255         431,250
    22,878   Wellpoint Health Networks*..........................................     1,007,246         709,218
                                                                                    -----------    ------------
                                                                                      1,776,458       1,958,000
                                                                                    -----------    ------------
             INSURANCE-LIFE, ACCIDENT & HEALTH -- 5.3%
     7,500   American International Group........................................       440,675         712,500
    12,000   Aon.................................................................       293,390         606,000
     7,000   Delphi Financial Group, Class A*....................................       136,500         210,000
    37,125   Fremont General.....................................................       571,663       1,007,016
     5,900   Kansas City Life Insurance..........................................       293,813         318,969
     3,000   Protective Life.....................................................        68,216         105,750
    10,000   Provident Companies.................................................       180,500         370,000
    46,000   UNUM................................................................       644,644       2,921,000
    45,000   USLIFE..............................................................       614,841       1,316,250
                                                                                    -----------    ------------
                                                                                      3,244,242       7,567,485
                                                                                    -----------    ------------

                     SALOMON BROTHERS OPPORTUNITY FUND INC
                     STATEMENT OF NET ASSETS -- (CONTINUED)
                                AUGUST 31, 1996

COMMON STOCKS (CONTINUED)

                                                                                                      VALUE
  SHARES                                                                               COST         (NOTE 1a)
----------                                                                          -----------    ------------
             INSURANCE-PROPERTY & CASUALTY -- 18.7%
    39,600   Allmerica Property & Casualty Companies.............................   $   696,152    $  1,118,700
    33,000   CNA Financial*......................................................     1,051,403       3,316,500
   328,000   Chubb...............................................................     2,802,937      14,555,000
    40,000   Merchants Group.....................................................       600,000         755,000
    22,000   Old Republic International..........................................       353,680         489,500
   110,375   Orion Capital.......................................................     1,613,469       5,546,340
    15,500   Trenwick Group......................................................       433,063         825,375
                                                                                    -----------    ------------
                                                                                      7,550,704      26,606,415
                                                                                    -----------    ------------
             REAL ESTATE -- 1.9%
    39,900   Forest City Enterprises, Class A....................................       845,723       1,725,675
    20,700   Forest City Enterprises, Class B, Conv..............................       364,301         905,625
                                                                                    -----------    ------------
                                                                                      1,210,024       2,631,300
                                                                                    -----------    ------------
             TECHNOLOGY -- 2.0%
     8,500   Apple Computer......................................................       319,750         206,125
     2,000   First Data..........................................................       152,120         156,000
    15,000   Intel...............................................................       137,313       1,197,188
     5,000   International Business Machines.....................................       275,485         571,875
    20,000   National Semiconductor*.............................................       313,700         367,500
    13,802   Silicon Graphics*...................................................       280,170         320,897
                                                                                    -----------    ------------
                                                                                      1,478,538       2,819,585
                                                                                    -----------    ------------
             TELECOMMUNICATIONS/MEDIA -- 0.3%
    12,000   Heritage Media, Class A*............................................       113,859         240,000
     5,800   Time Warner.........................................................       123,185         193,575
                                                                                    -----------    ------------
                                                                                        237,044         433,575
                                                                                    -----------    ------------
             TRANSPORTATION -- 8.4%
    39,600   AMR*................................................................     1,828,141       3,247,200
   130,000   APL.................................................................     1,338,789       3,071,250
    52,000   Airborne Freight....................................................       515,758       1,228,500
    33,000   Canadian Pacific....................................................       528,285         742,500
    42,000   General Dynamics....................................................       928,543       2,693,250
     9,000   Lockheed Martin.....................................................       308,520         757,125
     6,000   OMI*................................................................        29,060          48,000
     5,100   Overseas Shipholding Group..........................................        71,224          95,625
                                                                                    -----------    ------------
                                                                                      5,548,320      11,883,450
                                                                                    -----------    ------------
             TOTAL COMMON STOCKS.................................................   $45,280,691    $120,721,917
                                                                                    -----------    ------------
                                                                                    -----------    ------------

                     SALOMON BROTHERS OPPORTUNITY FUND INC
                     STATEMENT OF NET ASSETS -- (CONTINUED)
                                AUGUST 31, 1996

COMMON STOCKS (CONTINUED)

CORPORATE SHORT-TERM NOTES -- 14.8%

PRINCIPAL                                                                                             VALUE
  AMOUNT                                                                                            (NOTE 1a)
----------                                                                                         ------------

$3,609,000   American Express Credit, 5.26%, due 09/03/96......................................    $  3,611,639
 5,193,000   Exxon Asset Management, 5.27%, due 09/05/96.......................................       5,195,283
 6,245,000   Ford Motor Credit, 5.30%, due 09/06/96............................................       6,246,841
 5,935,000   General Electric Capital, 5.28%, due 09/04/96.....................................       5,938,485
                                                                                                   ------------

             TOTAL CORPORATE SHORT-TERM NOTES..................................................      20,992,248
                                                                                                   ------------


             CASH AND RECEIVABLES -- 0.3%..........................................   $ 480,380

             LIABILITIES -- (0.1)%.................................................    (210,380)        270,000
                                                                                      ---------    ------------

             NET ASSETS -- 100% -- equivalent to $37.89 offering and
             redemption price per share on 3,747,743 shares of
             $.01 par value capital stock outstanding;
             15,000,000 shares authorized......................................................    $141,984,165
                                                                                                   ------------
                                                                                                   ------------
             NET ASSETS CONSIST OF:

             Capital stock.....................................................................    $     37,477

             Additional paid-in capital........................................................      60,062,694

             Undistributed net investment income...............................................       1,432,827

             Undistributed net realized gain...................................................       5,009,941

             Net unrealized appreciation.......................................................      75,441,226
                                                                                                   ------------

             NET ASSETS........................................................................    $141,984,165
                                                                                                   ------------
                                                                                                   ------------

*Non-income producing security.

                See accompanying notes to financial statements.

                     SALOMON BROTHERS OPPORTUNITY FUND INC
                            STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 1996

INVESTMENT INCOME
INCOME
Dividends (net of foreign withholding taxes of $84,832)...........................................    $ 2,870,091
Interest..........................................................................................      1,008,923
                                                                                                      -----------
                                                                                                        3,879,014
EXPENSES
Management fee.......................................................................   $1,406,443
Shareholder services.................................................................       51,915
Audit and tax return preparation fees................................................       48,150
Legal................................................................................       37,905
Custodian............................................................................       39,142
Printing.............................................................................       23,030
Registration and filing fees.........................................................       18,460
Directors' fees and expenses.........................................................        5,650
Other................................................................................       23,680
                                                                                        ----------
                                                                                         1,654,375
Credits earned from custodian on cash balances.......................................       (1,852)     1,652,523
                                                                                        ----------    -----------
Net investment income.............................................................................      2,226,491
                                                                                                      -----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments..................................................................      5,924,655
Increase in net unrealized appreciation...........................................................      6,598,349
                                                                                                      -----------
Net realized gain and increase in net unrealized appreciation.....................................     12,523,004
                                                                                                      -----------
Net increase in net assets resulting from operations..............................................    $14,749,495
                                                                                                      -----------
                                                                                                      -----------

                See accompanying notes to financial statements.

                     SALOMON BROTHERS OPPORTUNITY FUND INC
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                     YEAR ENDED      YEAR ENDED
                                                                                     AUGUST 31,      AUGUST 31,
                                                                                        1996            1995
                                                                                    ------------    ------------

OPERATIONS
Net investment income............................................................   $  2,226,491    $  1,635,190
Net realized gain on investments.................................................      5,924,655       5,072,992
Increase in net unrealized appreciation..........................................      6,598,349      16,116,974
                                                                                    ------------    ------------
Net increase in net assets resulting from operations.............................     14,749,495      22,825,156
                                                                                    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income............................................................     (1,749,572)     (1,345,523)
Net realized gain on investments.................................................     (4,957,121)     (5,382,092)
                                                                                    ------------    ------------
                                                                                      (6,706,693)     (6,727,615)
                                                                                    ------------    ------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales of 541,164 and 669,713 shares, respectively..................     20,104,930      21,215,202
Net asset value of 157,728 and 203,063 shares, respectively, issued in
  reinvestment of net investment income and net realized gain distributions......      5,716,069       5,720,292
Payment for redemption of 621,760 and 975,251 shares, respectively...............    (23,116,339)    (30,551,387)
                                                                                    ------------    ------------
Change in net assets resulting from capital share transactions, representing net
  increase of 77,132 and net decrease of 102,475 shares, respectively............      2,704,660      (3,615,893)
                                                                                    ------------    ------------
Total increase in net assets.....................................................     10,747,462      12,481,648
NET ASSETS
Beginning of year................................................................    131,236,703     118,755,055
                                                                                    ------------    ------------
End of year (includes undistributed net investment income of $1,432,827 and
  $955,908, respectively)........................................................   $141,984,165    $131,236,703
                                                                                    ------------    ------------
                                                                                    ------------    ------------

                See accompanying notes to financial statements.

                     SALOMON BROTHERS OPPORTUNITY FUND INC
                         NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary objective is to achieve above-average long-term capital appreciation. Current income is a secondary objective. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ('GAAP'). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

     (a) Securities Valuation. Portfolio securities listed or traded on national securities exchanges, or reported on the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and ask price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and ask price. If no quotations are readily available (as may be the case for securities of limited marketability), such portfolio securities are valued at a fair value determined pursuant to procedures established by the Board of Directors. Corporate short-term notes with maturities of 60 days or less at date of purchase are valued at cost plus interest earned, which approximates market value.

     (b) Federal Income Taxes. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax or excise tax provision is required.

     (c) Dividends and Distributions. The Fund declares and pays dividends from net investment income and distributions from net realized gains, if any, annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are due primarily to deferral of wash sale and post-October losses. Permanent book/tax differences are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and distributions in excess of net realized capital gains.

     (d) Other. Securities transactions are recorded as of the trade date. Dividend income and dividends payable are recorded on the ex-dividend date. Interest income is recognized when earned. Noncash dividend income is recorded based on market or fair value of property received. Gains or losses on sales of securities are calculated for financial accounting and Federal income tax purposes on the identified cost basis.

2. CAPITAL STOCK

     Payable for Fund shares redeemed at August 31, 1996 amounted to $37,543.

3. MANAGEMENT FEE AND OTHER TRANSACTIONS

     The  Fund  retains  Salomon  Brothers  Asset  Management  Inc  ('SBAM'), an
indirect wholly-owned subsidiary of Salomon Inc ('Salomon'), to act as investment manager of the Fund subject to supervision by the Board of Directors of the Fund. SBAM furnishes the Fund with office space and pays the compensation of its officers. The management fee for these services is payable monthly at an annual rate of 1% of average daily net assets. The management fee payable at August 31, 1996 was $120,388.

     If in any fiscal year the total expenses of the Fund, excluding taxes, interest, brokerage and extraordinary expenses, but including the management fee, exceed the most stringent expense limitation

                     SALOMON BROTHERS OPPORTUNITY FUND INC
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

imposed by state securities regulations applicable to the Fund, SBAM will pay or reimburse the Fund for the excess. Currently, this limitation on an annual basis is 2.5% of the first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets and 1.5% of average daily net assets in excess of $100 million. For the year ended August 31, 1996, there was no such reimbursement.

     Brokerage commissions of $120 were paid to Salomon Brothers Inc, the Fund's distributor and an indirect wholly-owned subsidiary of Salomon, for transactions executed on behalf of the Fund during the year ended August 31, 1996.

     During the year ended August 31, 1996, the Fund received dividend income of $2,848 from Salomon. At August 31, 1996, the Fund did not hold shares of Salomon.

     Investors Bank & Trust Company ('IBT') serves as custodian for the Fund. Prior to May 1, 1996, Boston Safe Deposit and Trust Company ('Boston Safe') was the Fund's custodian. During the year ended August 31, 1996, custodian fees paid to IBT and Boston Safe were reduced by $102 and $1,750, respectively, relating to credits earned on cash balances held by each custodian.

4. PORTFOLIO ACTIVITY

     The  cost  of  securities  purchased  and  proceeds  from  securities  sold
(excluding corporate short-term notes) during the year ended August 31, 1996 aggregated $6,306,737 and $16,585,337, respectively.

     Cost of securities held (excluding corporate short-term notes) on August 31, 1996 for Federal income tax purposes was $45,476,718. As of August 31, 1996, gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, amounted to $76,054,718 and $809,519, respectively, resulting in net unrealized appreciation of $75,245,199.

                     SALOMON BROTHERS OPPORTUNITY FUND INC
                              FINANCIAL HIGHLIGHTS

     Selected data per share of capital stock outstanding throughout each year:

                                                                            YEAR ENDED AUGUST 31,
                                                              --------------------------------------------------
                                                               1996       1995       1994       1993       1992
                                                              ------     ------     ------     ------     ------

Per Share Operating Performance:
     Net asset value, beginning of year...................    $35.75     $31.47     $31.91     $27.64     $25.16
                                                              ------     ------     ------     ------     ------
     Net investment income................................       .60        .45        .42        .57        .36
     Net gains (or losses) on securities (both realized
       and unrealized)....................................      3.38       5.68       1.48       4.85       2.79
                                                              ------     ------     ------     ------     ------
          Total from investment operations................      3.98       6.13       1.90       5.42       3.15
                                                              ------     ------     ------     ------     ------
Less dividends and distributions:
     Dividends from net investment income.................      (.48)      (.37)      (.64)     (.345)      (.50)
     Distributions from net realized gain on
       investments........................................     (1.36)     (1.48)     (1.70)     (.805)      (.17)
                                                              ------     ------     ------     ------     ------
          Total dividends and distributions...............     (1.84)     (1.85)     (2.34)     (1.15)      (.67)
                                                              ------     ------     ------     ------     ------
Net asset value, end of year..............................    $37.89     $35.75     $31.47     $31.91     $27.64
                                                              ------     ------     ------     ------     ------
                                                              ------     ------     ------     ------     ------
Total investment return based on net asset value per
  share...................................................    +11.4%     +21.1%      +6.4%     +20.2%     +12.9%
Ratios/Supplemental data:
     Net assets, end of year (thousands)..................    $141,984   $131,237   $118,755   $116,607   $101,679
     Ratio of expenses to average net assets..............     1.18%      1.18%      1.22%      1.23%      1.25%
     Ratio of net investment income to average net
       assets.............................................     1.59%      1.39%      1.29%      1.86%      1.28%
Portfolio turnover rate...................................        5%         8%        13%        10%        11%
Average broker commission rate............................    $0.0591      --         --         --         --

                See accompanying notes to financial statements.

                     SALOMON BROTHERS OPPORTUNITY FUND INC
                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
SALOMON BROTHERS OPPORTUNITY FUND INC

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Opportunity Fund Inc (the 'Fund') at August 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
October 11, 1996

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements:

         Financial Statements included in Part A:


          Financial Highlights for the ten years ended August 31, 1996



          Financial Statements included in Part B:



             Statement of Net Assets at August 31, 1996



             Statement of Operations for the year ended August 31, 1996



               Statement of Changes in Net Assets for the years ended August 31, 1996 and August 31, 1995



             Notes to Financial Statements



             Financial Highlights for the five years ended August 31, 1996



             Report of Independent Accountants


     (b) Exhibits:

EXHIBIT
NUMBER                                                 DESCRIPTION
-------   ------------------------------------------------------------------------------------------------------

    1(a)  --  Articles of Incorporation of Registrant (filed as  Exhibit 1 of the Registration Statement on Form
            N-8B-1 (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).
     (b)  -- Amendment to Articles of Incorporation of Registrant  (filed as Exhibit 1(a) to Amendment No. 1  to the  Registration Statement on Form N-8B-1 (File  Nos. 2-63023 and 811-2884) and incorporated herein by reference).
     (c)  -- Amendment  to Articles  of  Incorporation of  Registrant (filed  as  Exhibit 1(b)  to  Registration
            Statement on Form N-8B-1 (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).
     (d)  --  Amendment to  Articles of  Incorporation of  Registrant (filed  as Exhibit  1(d) to Post-Effective
            Amendment No. 11 to  the Registration Statement on  Form N-1A (File Nos.  2-63023 and 811-2884)  and
            incorporated herein by reference).
     (e)  --  Amendment to  Articles of  Incorporation of  Registrant (filed  as Exhibit  1(e) to Post-Effective
            Amendment No. 13 to  the Registration Statement on  Form N-1A (File Nos.  2-63023 and 811-2884)  and
            incorporated herein by reference).
    2     --  By-Laws of  Registrant, as  amended, December  16, 1988  (filed as  Exhibit (2)  to Post-Effective
            Amendment No. 10 to  the Registration Statement on  Form N-1A (File Nos.  2-63023 and 811-2884)  and
            incorporated herein by reference).
    3     -- None.
    4     --  Specimen Stock Certificate (filed as Exhibit 4 to Amendment No. 1 to the Registration Statement on
            Form N-8B-1 (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).
    5     -- Management Contract between Registrant and Salomon Brothers Asset Management Inc (filed as  Exhibit
            5  to Post-Effective Amendment No. 13 to the  Registration Statement on Form N-2A (File Nos. 2-63023
            and 811-2884) and incorporated herein by reference).
    6(a)  -- Distribution Contract  between Registrant  and Salomon  Brothers Inc dated  May 1,  1990 (filed  as
            Exhibit  6 to Post-Effective Amendment No. 13 to  the Registration Statement on Form N-1A (File Nos.
            2-63023 and 811-2884) and incorporated herein by reference).
     (b)  -- Dealer Contract between Salomon  Brothers Inc and Shearson Lehman  Brothers Inc. (filed as  Exhibit
            6(b) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A (File Nos. 2-63023
            and 811-2884) and incorporated herein by reference).
    7     -- None.
    8     -- Custodian Agreement between Registrant and Investors Bank & Trust Company, dated April 23, 1996, is filed herein.
    9(a)  --  Transfer Agency Agreement between Registrant and Boston  Safe Deposit and Trust Company, dated May
            3, 1985 (filed as Exhibit 9 to Post-Effective Amendment No. 7 to the Registration Statement on  Form
            N-1A (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

EXHIBIT
NUMBER                                                 DESCRIPTION
-------   ------------------------------------------------------------------------------------------------------
   10     --  Opinion of Counsel as to the Legality  of Securities Being Registered is incorporated by reference by reference to Rule 24f-2 Notice as filed with the SEC on October 28, 1996.
   11     -- Consent of Price Waterhouse LLP, independent accountants is filed herein.
   12     -- None.
   13(a)  -- Subscription  Agreement  between  Registrant  and  Irving Brilliant  (filed  as  Exhibit  13(a)  to
            Post-Effective  Amendment No. 6  to the Registration Statement  on Form N-1A  (File Nos. 2-63023 and
            811-2884) and incorporated herein by reference).
     (b)  -- Subscription Agreement between Registrant  and William H. David, dated  February 8, 1979 (filed  as
            Exhibit  13(b) to Post-Effective  Amendment No. 6 to  the Registration Statement  on Form N-1A (File
            Nos. 2063023 and 811-2884) and incorporated herein by reference).
   14(a)  -- Prototype Profit Sharing and  Money Purchase Pension Plan  for Self-Employed Individuals (filed  as
            Exhibit  14(a) to Post-Effective  Amendment No. 7 to  the Registration Statement  on Form N-1A (File
            Nos. 2-63023 and 811-2884) and incorporated herein by reference).
     (b)  -- Prototype Individual Retirement  Account Plan (filed as  Exhibit 14(b) to Post-Effective  Amendment
            No.  7 to the Registration Statement on Form  N-1A (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).
   15     -- None.
   16(a)  -- Performance  Data (filed  as Exhibit  16 to  Post-Effective Amendment  No. 10  to the  Registration
            Statement on Form N-1A (File Nos. 2-63023 and 811-2884) and incorporated by reference herein.)
     (b)  --  Powers of Attorney (filed as Exhibit 16(b)  to Post-Effective Amendment No. 19 to the Registration
            Statement on Form N-1A (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).
   17     -- Financial Data Schedule is filed herein.


ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.


     2,104 holders of record at December 2, 1996.


ITEM 27. INDEMNIFICATION.

     Reference  is   made  to   Article  VIII   of  Registrant's   Articles   of
Incorporation, Article V of Registrant's By-Laws and paragraph 4 of the Distribution Agreement.


     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the 'Securities Act') may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.


     The Registrant is named on a Lexington Insurance Company Mutual Fund Professional Liability Insurance Policy which covers all present and future directors and officers of Registrant against loss arising from any civil claim or claims by reason of any actual or alleged error, misstatement, misleading statement, negligent act or omission, or neglect or breach of duty committed while acting as directors or officers of the Registrant. The policy covers 100% of the excess of $250,000 up to $5 million of any losses including legal and other expenses in connection with any claim.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


Investment Adviser -- Salomon Brothers Asset Management Inc



     Salomon Brothers Asset Management Inc ('SBAM'), a wholly-owned subsidiary of Salomon Brothers Holding Company Inc, which is in turn wholly-owned by Salomon Inc, is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the 'Advisers Act') and renders investment advice to a wide variety of individual, institutional and investment company clients.


     The list required by this Item 28 of officers and directors of SBAM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of FORM ADV filed by SBAM pursuant to the Advisers Act (SEC File No. 801-32046).

     Past information as to any other business vocation or employment of a substantial nature engaged in by such officers and directors can be located in Schedules A and D of past filings of FORM ADV (SEC File No. was 801-10642).

ITEM 29. PRINCIPAL UNDERWRITER


     (a) Salomon Brothers Inc ('Salomon Brothers') currently acts as distributor for, in addition to the Fund, Salomon Brothers Capital Fund Inc, Salomon Brothers Investors Fund Inc, Salomon Brothers Series Funds Inc and Salomon Brothers Institutional Series Funds Inc.


     (b) The information required by this Item 29 with respect to each director, officer or partner of Salomon Brothers is incorporated by reference to Schedule A of Form BD filed by Salomon Brothers pursuant to the Securities Exchange Act of 1934 (SEC File No. 3-26920).

     (c) Not Applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

     (1) Salomon Brothers Asset Management Inc
       7 World Trade Center
       New York, New York 10048


     (2) Investors Bank & Trust Company
       89 South Street
       Boston, Massachusetts 02111



     (3) First Data Investor Services Group, Inc.
       P.O. Box 5127
       Westborough, Massachusetts 01581-5127



ITEM 31. MANAGEMENT SERVICES


     Not applicable.

ITEM 32. UNDERTAKINGS

     (a) Not applicable.

     (b) Not applicable.

     (c) The Registrant hereby undertakes to furnish each person to whom a Prospectus is delivered with a copy of the Registrant's latest Annual Report to shareholders upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 30th day of December, 1996.


                                          SALOMON BROTHERS OPPORTUNITY FUND INC
                                                       (Registrant)

                                          By:     /s/ Irving Brilliant
                                              .................................
                                                      IRVING BRILLIANT
                                                         PRESIDENT


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


                SIGNATURE                                      TITLE                              DATE
------------------------------------------  --------------------------------------------   -------------------
          /s/ Irving Brilliant              President and Director (Principal Executive     December 30, 1996
 .........................................    Officer)
             IRVING BRILLIANT

           /s/ Alan M. Mandel               Treasurer (Principal Financial Officer)         December 30, 1996
 .........................................
              ALAN M. MANDEL

                    *                       Director                                        December 30, 1996
 .........................................
              BENITO GAGUINE

                    *                       Director                                        December 30, 1996
 .........................................
           ROSALIND A. KOCHMAN

                    *                       Director                                        December 30, 1996
 .........................................
           IRVING SONNENSCHEIN

           /s/ Alan M. Mandel
*By: .....................................
            ALAN M. MANDEL AS
             ATTORNEY-IN-FACT
            DECEMBER  30, 1996

                                 EXHIBIT INDEX


EXHIBIT
NUMBER                                              DESCRIPTION
------   -------------------------------------------------------------------------------------------------

   8     Custodian Agreement between Registrant and Investors Bank & Trust Company.
  11     Consent of Price Waterhouse LLP, Independent Accountants.
  17     Financial Data Schedule.